Exhibit 10.1

DEPARTMENT OF THE ARMY
UNITED STATES ARMY TACOM LIFE CYCLE MANAGEMENT COMMAND
6501 EAST 11 MILE ROAD
WARREN, MICHIGAN 48397-5000

REPLY TO ATTENTION OF:

AMSTA-AQ-ADB	02 February 2006

Force Protection, Industries, Inc.

ATTN: Susan Harp

9801 Highway 78

Ladson, SC 29456-3802

Ms. Harp,

This letter constitutes a Letter Contract (W56HZV-06-C-0245) based on the items and conditions set forth herein and signifies the intention of the Government to execute a fully definitized firm fixed price contract with you for the delivery of the supplies and services as set forth in the Scope of Work and Letter Contract, which are incorporated herein and made a part by reference.

You are directed in accordance with the clause found in Section I of this document entitled “Execution and Commencement of Work” (FAR 52.216-23) to proceed immediately in the performance of this work. The text of the cause is as follows:

“The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 7 days after receipt. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary material.”

You are to pursue such work with all diligence to the end that the supplies may be delivered or services performed within the time specified.

In accordance with the clause entitled “Contract Definitization” (252.217-7027), you shall submit a firm fixed price proposal for the supplies and services covered by this letter. Your proposal shall be supported by a detailed cost breakdown for the Contracting Officer to establish fair and reasonable pricing.

Please indicate your acceptance for the foregoing by signing this letter and returning three executed copies to this office no later than 02 February 2006.

My point of contact is Rebecca Tabor at 586-753-2294.

Sincerely,

/s/ Victor J. Vaughn
Victor J. Vaughn
Contracting Officer

Enclosure

Executed as of the Date Shown Below:

For the Contractor:	/s/ Ted M. McQuinn

Date:	2-3-06

Effective Date of This Contract: 3 February 2006

Please note that our acceptence of this Letter Contract is based on Provisioning, Technical Manuals and other ILS elements for Buffalo numbers 14 and above.

2

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS Offeror To Complete Blocks 12, 17, 23, 24 & 30			1. Requisition Number SEE SCHEDULE
2. Contract No. W56HZV-06-C-0245	3. Award/Effective Date: 2006-FEB-03	4. Order Number	5. Solicitation Number		6. Solicitation Issue Date
7. For Solicitation Information Call	A. Name REBECCA TABOR		B. Telephone Number (No Collect Calls) (586)753-2294		8. Offer Due Date/Local Time
9. Issued By Code W56HZV TACOM WARREN AMSTA-AO-ABGD WARREN, MICHIGAN 48397-5000 HTTP://CONTRACTING.TACOM.ARMY.MIL e-mail: TABORR@TACOM.ARMY.MIL		10. This Acquisition Is ☐ Unrestricted ☒ Set Aside: % For ☒ Small Business ☐ Hubzone Small Business ☐ 8(A) NAICS: 336999 Size Standard:		11. Delivery For FOB Destination Unless Block Is Marked ☒ See Schedule		12. Discount Terms
☒ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)
13b. Rating: DOA4
14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP
15. Deliver To SEE SCHEDULE Telephone No.	Code	16. Administered By DCMA ATLANTA 2300 LAKE PARK DRIVE, SUITE 300 SMYRNA, GA 30080				Code S1103A
17a. Contractor/Offeror Code 1EFH8 Facility FORCE PROTECTION INDUSTRIES, INC. 9801 HIGHWAY 78 LADSON, SC 29456-3802 Telephone No. (843)740-7015		18a. Payment Will Be Made By DFAS COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS PO BOX 182264 COLUMBUS, OHIO 43218-2264				Code HQ0338
☐ 17b Check If Remittance Is Different And Put Such Address In Offer		18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked ☐ See Addendum
19. Item No.	20. Schedule Of Supplies/Services		21. Quantity	22. Unit	23. Unit Price	24. Amount

SEE SCHEDULE

Contract Expiration Dated: 2006DEC31

(Use Reverse and/or Attach Additional Sheets As Necessary)
25. Accounting And Appropriation Data SEE ADDENDUM				26. Total Award Amount (For Govt. Use Only) $10,426,927,13
☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1,52.212-4, FAR 52.212-3 And 52.212-5 Are Attached. Addenda					☐ Are	☐ Are Not Attached.
☒ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4, FAR 52.212-5 Is Attached. Addenda					☒ Are	☐ Are Not Attached.

☒   28. Contractor Is Required To Sign This Document And Return 2 Copies to Issuing Office.  Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified Herein.

29. ☐ Award Of Contract: REF. Offer Dated . Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:
30a. Signature Of Offeror/Contractor /s/ Ted M. McQuinn		31a. United States Of America (Signature Of Contracting Officer) /s/ Victor J. Vaughn
30b. Name And Title Of Signer (Type Or Print) TED M McQUINN, PRESIDENT	30c. Date Signed 2/03/06	31b. Name Of Contracting Officer (Type Or Print) VICTOR J. VAUGHN VAUGHNVOTACOM, ARMY, MIL (586)574-8283				31c. Date Signed 2006FEB03

Authorized For Local Reproduction	Standard Form 1449 (Rev. 4/2002)
Previous Edition Is Not Usable	Prescribed By GSA-FAR (48 CFR) 53.212

19.	20.		21.	22.	23.	24.
Item No.	Schedule Of Supplies/Services		Quantity	Unit	Unit Price	Amount

32a. Quantity In Colum 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted:

32b. Signature Of Authorized Government. Representative			32c. Date	32d. Printed Name and Title of Authorized Government Representative

32e. Mailing Address of Authorized Government Representative				32f. Telephone Number of Authorized Government Representative

32g. E-Mail of Authorized Government Representative

33. Ship Number		34.Voucher Number	35. Amount Verified Correct For	36. Payment		37. Check Number
Partial	Final			☐ Complete ☐ Partial Final
38. S/R Account Number		39. S/R Voucher Number	40. Paid By

41a. I Certify This Account Is Correct And Proper For Payment				42a. Received By (Print) 42a. Received At (Location)
41b. Signature And Title Of Certifying Officer			41c. Date

				42c. Date Rec’d (YY/MM/DD)	42d. Total Containers

Standard Form 1449 (Rev. 4/2002) Back

2

Reference No. of Document Being Continued
CONTINUATION SHEET
PIIN/SIIN W56HZV-06-C-0245 MOD/AMD

Name of Offeror or Contractor: FORCE PROTECTION INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date

1	52.204-4850	ACCEPTANCE APPENDIX	DEC/2005
(TACOM)

(a)                                  Letter Contract Number W56HZV-06-C-0245 is awarded to Force Protection Industries, Inc.  For the purposes of establishing a not-to-exceed amount, the Government accepts your not to exceed (Rough Order of Magnitude) proposal dated 27 January 2006, signed by Damon Walsh, Program Manager of your company.

(b)                                 The contractor, in its proposal, provided the following data for the listed clauses in this contract:

Section E, 52.246-4028, INSPECTION POINT: Origin

Force Protection Industries, Inc.

9801 Highway, 78, Bldg. 1

Ladson, SC 29456

Shipping Characteristics:                                         TBD

(c)                                  Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail.  A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM’s website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.

[End of Clause]

2	52.204-4016	TACOM-WARREN ELECTRONIC CONTRACTING	JUN/2005
(TACOM)

(a)                                  All TACOM solicitations and awards are distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy.  The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web.

(b)                                 You may need to use special software to view documents that we post on the home page.  This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe.  In cases where such software is required, we provide a link from our page to the commercial site where the software is available.  Once you arrive at the software developer’s site, follow their instructions to download the free viewer.  You then can return to the TACOM home page.

(c)                                  Unless otherwise authorized in this solicitation, you are required to submit your offer, bid, or quote electronically.  Please go to the following webpage for detailed information about submitting your offer electronically: http://contracting.tacom.army.mil/ebidnotice.htm

Note Regarding Datafax:

(1)                                  When using a datafax to transmit an offer, the datafax file cannot exceed 3.5 megabytes.  Clearly state Quote, Offer, or Bid on your fax cover page or on the subject line of the e-mail. Use only one of the terms Quotation, Offer, or Bid depending on the solicitation type.  Include your company name and annotate the proper internal TACOM address for proper internal routing.  The Internal TACOM addresses are:

(i)                                     RFQ:  The contract specialist e-mail address.  This information can be found on the front of the cover sheet or the DD Form 1155.

(ii)                                  RFP and Sealed Bidding:  The Internal TACOM Address is offers@tacom.army.mil

(2)                                  Authentication for datafax submission is verified by the offeror returned address.

(3)                                  Send datafax to the e-mail address mentioned above, based on the type of solicitation.  For RFQs, fax to the buyers fax number as listed in the solicitation.  For RFPs and Sealed Biddings, fax to the TACOM Network Fax Server at fax number 1-586-574-5527.

(4)                                  Additional information for Datafax Offers: Submission of Quote, Bid, or Offer may be sent via fax using a personal computer or a standalone fax machine. If either of these two methods of transmission is used, it must be sent to the TACOM Network Fax Server at fax number 1-586-574-5527. If a standalone fax machine is used, the possibility exists that a confirmation of receipt will not be received.

(d)                                 Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards and will include the awarded unit price. This is the notice required by Executive Order 12600 (June 23, 1987) of our intention to release unit prices in response to any request under the Freedom of Information Act (FOIA), 5 USC 552. Unit price is defined as the contract price per unit or item purchased as it appears in Section B of the contract and is NOT referring to nor does it include Cost or Pricing data/information. If you object to such release, and you intend on submitting an offer, notify the PCO in writing prior to the closing date identified in this solicitation and include the rationale for your objection consistent with the provisions of FOIA. A release determination will be made based on rationale given.

(e)                                  If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom. army.mil. If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. For technical assistance in doing business with the Government, and doing business electronically, please visit the Procurement Technical Assistance Center Website at http://www.sellingtothegovernment.net/index.asp to find a location near you.

[End of Provision]

3	52.217-4911	NOTICE OF URGENT REQUIREMENT	NOV/2001
(TACOM)

TACOM considers this requirement to be urgent. Timely performance and delivery are essential. Deliveries ahead of schedule are encouraged whenever they can be offered without additional cost to the Government. The Contractor is requested to immediately contact the buyer or contracting officer identified on the cover page of this document to notify them of any pending or potential problems and/or suggestions for contract streamlining that would enable faster deliveries.

[End of Provision]

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	QTY	UNIT	UNIT PRICE	AMOUNT

1001AA	CONTRACT DATA REQUIREMENTS				$	See Page 6

NSN: N/A
FSCM: N/A
PART NUMBER: N/A
SECURITY CLASS: UNCLASSIFIED

CONTRACT DATA REQUIREMENTS for the Buffalo Mine Protected Clearance Vehicle (MPCV) DD Form 1423, Exhibit A, consisting of the following Exhibit Line Numbers (ELINs): A001 through A021

Inspection and Acceptance Point: DESTINATION
F.O.B. Point: DESTINATION
Delivery Schedule: See DD Form 1423, Exhibit A

ELINs	Title of Data Item

A001	Improved Front Axle Engineering Analysis	1	LO	NSP	NSP

A002	IPT – Meeting Minutes	1	LO	NSP	NSP

A003	Configuration Status Accounting Report	1	LO	NSP	NSP

A004	Class I ECP Changes	1	LO	NSP	NSP

A005	Final Inspection Report (FIR)	1	LO	NSP	NSP

A006	First Production Vehicle Inspection Plan and Report	1	LO	NSP	NSP

A007	LMI – Maintenance Analysis	1	LO	SEE CLIN	1003AB

A008	LMI – Provisioning Parts List (PPL)	1	LO	SEE CLIN	1003AB

A009	LMI – Engineering Data for Provisioning (EDFP)	1	LO	SEE CLIN	1003AB

A010	LMI – Screening Results	1	LO	SEE CLIN	1003AB

A011	Field and Sustainment Technical Manual and RPSTL	1	LO	NSP	NSP

A012	Project Planning Chart	1	LO	NSP	NSP

A013	Training Course Outline	1	LO	NSP	NSP

A014	Training Course Control Document	1	LO	NSP	NSP

A015	Student Attendance Report	1	LO	NSP	NSP

A016	Field Service Rep Weekly Report	1	LO	NSP	NSP

A017	Hazardous Materials Management Program (HMMP) Report	1	LO	NSP	NSP

A018	Warranty Performance Report	1	LO	NSP	NSP

A019	Safety Assessment Report	1	LO	NSP	NSP

A020	LMI – Packaging Instructions	1	LO	NSP	NSP

A021	Product Quality Deficiency Report	1	LO	NSP	NSP

*** END OF NARRATIVE B 001 ***

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

The Basic quantity CLINs are 1001AA-1004AA, and the unexercised option CLINs are 2001AA-2004AA.

OPTION QUANTITY, PURSUANT TO SECTION H OR I CLAUSE ENTITLED OPTION FOR INCREASED QUANTITY---SEPARATELY PRICED LINE ITEM–
********************************************************

********************************************************

The quantities stated for the option CLINS DOES NOT Form a part of the basic contractual quantity. Part or all of it may, however, be added to the contract by exercise of the option clause, at the discretion of the Government .

Each basic quantity CLIN has a not-to-exceed amount listed. Each option CLIN does not have an amount because they are unexercised options .

********************************************************

The amounts obligated under CLINs 1001AA-1004AA represents 50% of the total not-to-exceed amount for each CLIN. They represent the Government’s limitation of liability under Section I of this Letter Contract.

(End of narrative A001)

1001	SECURITY CLASS: Unclassified

1001AA	DATA ITEM				EA	$ UNDEFINITIZED	$139,594.10
						NOT TO EXCEED	$279,188.21

NOUN: BUFFALO-CONTRACT DATA ITEMS
PRON: P166M0052T PRON AMD: 01 ACRN: AA
AMS CD: 53202881128

I/A/W Section C, Part 18.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0 (U)	UNDEFINITIZED

$139,594.10

(U) = Undefinitized

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1002	NSN: 2320-01-531-6425
	FSCM: 1EFH8
	PART NR: BUFF702
	SECURITY CLASS: Unclassified

1002AA	PRODUCTION QUANTITY						10	EA	$ UNDEFINITIZED	$3,768,739.54
									NOT TO EXCEED	$7,537,587.08

	NOUN: BUFFALO-10 I VEHICLES
	PRON: P166M0042T PRON AMD: 01 ACRN: AB
	AMS CD: 53202881128

	I/A/W Section C, Part 3.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV6031M004	Y00000	M		3

	DEL REL CD		QUANTITY		DEL DATE
	001		10		31-JUL-2006

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

1002AB	PRODUCTION QUANTITY						9	EA	$ UNDEFINITIZED	$3.821.857.1 5
									NOT TO EXCEED	$7.643,714.31

	NOUN: BUFFALO-9 IA VEHICLES
	PRON: P166M0022T PRON AMD: 01 ACRN: AB
	AMS CD: 53202881128

	I/A/W Section C, Part 3.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W56HZV6031M002	Y00000 M	M		3

	DEL REL CD		QUANTITY		DE L DATE
	001		9		31-AUG-2006

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

1003	SECURITY CLASS: Unclassified

1003AA	SERVICES LINE ITEM				EA		$2,247,962.28
ESTIMATED
						NOT TO EXCEED	$5,078,896.25

NOUN: BUFFALO-LMI/PROVISIONING/TM
PRON: P166M0032T PRON AMD: 01 ACRN: AA
AMS CD: 53202881128

I/A/W Section C, Parts 5, 6, 9, 12, 13, 17 and 18.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0 (U)	31-JAN-2007

$2,247,962.28

(U) = Undefinitized

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

1004	SECURITY CLASS: Unclassified

1004AA	SERVICES LINE ITEM				EA		$448,774.06
ESTIMATED
						NOT TO EXCEED	$897,548,12

NOUN: BUFFALO-FSR
PRON: P166M0012T PRON AMD: 01 ACRN: AA
AMS CD: 53202881128

I/A/W Section C, Part 11 .

(End of narrativ e B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0 (U)	31-JAN-2007

$448,774.06

(U) = Undefinitized

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2001	SECURITY CLASS: Unclassified

2001AA	UNEXERCISED	EA	$	UNDEFINITIZED	$	UNDEFINITIZED

NOUN: PRODUCTION VEHICLE

NSN: 2320-01-531-6425

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO.	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2002	SECURITY CLASS: Unclassified

2002AA	UNEXERCISED								$	UNDEFINITIZED

NOUN: REPAIR PARTS AND SPARES

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2003	SECURITY CLASS: Unclassified

2003AA	FORT LEONARD WOOD - UNEXERCISED OPTION							EA	$	UNDEFINITIZED

NOUN: OP TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2003AB	IRAQ - UNEXERCISED OPTION							EA	$	UNDEFINITIZED

NOUN: OP TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2003AC	AFGHANISTAN - UNEXERCISED OPTION	EA	$	UNDEFINITIZED

NOUN: OP TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2004	SECURITY CLASS: Unclassified

2004AA	FORT LEONARD WOOD - UNEXERCISED OPTION							EA	$	UNDEFINITIZED

NOUN: FM TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2004AB	IRAQ - UNEXERCISED OPTION							EA	$	UNDEFINITIZED

NOUN: FM TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

2004AC	AFGHANISTAN – UNEXERCISED OPTION							EA	$	UNDEFINITIZED

NOUN: FM TRAINING

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

BUFFALO MINE PROTECTED CLEARANCE VEHICLE (MPCV)

C.1          SCOPE

C.2          APPLICABLE DOCUMENTS

C.3          VEHICLE REQUIREMENTS

C.4          SYSTEM/PROJECT MANAGEMENT

C.5          CONFIGURATION MANAGEMENT REQUIREMENTS

C.6          PRODUCT ASSURANCE MANAGEMENT AND TEST

C.7          TRANSPORTATION

C.8          RESERVED

C.9          INTEGRATED LOGISTICS SUPPORT

C.10        TRAINING

C.11        FIELD SERVICE REPRESENTATIVES

C.12        SAFETY ENGINEERING AND HEALTH HAZARDS

C.13        HAZARDOUS MATERIALS MANAGEMENT

C.14        EQUIPMENT CONTROL RECORD

C.15        RESERVED

C.16        RESERVED

C.17        WARRANTY REPAIR RECORD

C.18        DATA REQUIREMENTS

C.19        PACKAGING REQUIREMENTS

C.1          SCOPE

C.1.1  This statement of work defines the effort required for the purchase of 41 Buffalo Mine Protected Clearance Vehicle (MPCV) Systems.  This includes repairs and spare parts, and consumable and maintenance parts in support of Operation Iraqi Freedom (OIF) and Operation Enduring Freedom (OEF). The characteristics of the vehicle and associated subsystems are described in the performance specification.

C.2          APPLICABLE DOCUMENTS

C.2.1       The following documents form a part of the SOW to the extent specified herein.  Government documents with the MIL prefix can be obtained through QUICKSEARCH at http://assist.daps.dla.mil/online/start.  The DOT document can be obtained via http://www.nhtsa.dot.gov/cars/rules/import/FMVSS/.

•      Federal Motor Vehicle Safety Standards and Regulations (U.S. Department of Transportation, National Highway Traffic, Safety Administration, Safety Assurance, Office of Vehicle Safety Compliance)

•AFJMAN 24-104/TM 38-250

•AR 700-15

•AFJMAN 24-104/TM 38-250

•DLAD 4145.41/AR 750-143

•FAR 52.247-29

•MIL-STD-129

•MIL-STD-2073-1

•TITLE 49, Code of Federal Regulations, Part 100-199, Transportation

C.3          VEHICLE REQUIREMENTS

C.3.1       Mine Clearance Protected Vehicles.  The contractor, as an independent contractor and not as an agent of the U.S. government, shall furnish all engineering, scientific, and supporting labor, supplies, services, facilities and equipment necessary for the delivery of up to 41 Buffalo MPCV Systems.  The MPCV systems delivered under this contract shall include the same enhancements and accessories as the Buffalo vehicle serial #46 as delivered under the prior production contract,
W909MY-04-C-0034, unless otherwise stated in the following requirements.  In addition, these production vehicles shall incorporate the following requirements and enhancements as required by the operational forces set forth in paragraph C.3.1.1.  Vehicles shall comply with the Federal Motor Vehicle Safety Standards and Regulation.

C.3.1.1    Vehicle Requirements

C.3.1.1.1         Reserved.

C.3.1.1.2         Reserved.

C.3.1.1.3          The Contractor shall work with government representatives to establish/provide integration hooks, including power generation (estimated 150 amps), space claim, wire routing, and bus-bar attachments, to host the following systems: CREW II, SINCGARS, FBCB-2/BFT, and VIC-3.

C.3.1.1.4          The Contractor shall provide ballistic and fragment protection (see separately provided document).

C.3.1.1.5          Reserved.

C.3.1.1.6          Reserved.

C.3.1.1.7          Reserved.

C.3.1.1.8          Contractor shall provide adequate stowage to accommodate the current Basic Issue Item (BII) list. The BII shall be the same as provided with vehicle #46 on contract W909MY-04-C-0034.

C.3.1.1.9         The contractor shall purchase three L-Rod Bar Armor Kits from BAE. One kit shall be utilized to validate/verify the government furnished BAE installation kit instructions for form, fit, and assembly process. The contractor shall install and deliver three Vehicle 1A configured Buffalos with bar armor. The contractor shall document any and all changes to the supplied installation instructions. In addition, the contractor shall make changes if required to the current BAE installation kit instructions and validate, to facilitate field installation of these kits.

C.3.1.1.10       Contractor shall provide an engineering analysis of improvements to suspension and running gear to increase load to 30,000 lbs.  The study shall consider cost, trade-offs, schedule, performance, and retrofit capability. Reference CDRL A001.

C.3.1.1.11       The Contractor shall remove spotlights from the top of the capsule.

C.3.1.1.12       The Contractor shall increase the ladder width to improve vehicle access.

C.3.1.1.13       The Contractor shall install an inexpensive, expendable spotlight on the boom.

C.3.1.1.14       The Contractor shall install a fire suppression system in the engine compartment.

C.3.1.1.15       The Contractor shall install a keyless ignition system.

C.3.1.1.16       The Contractor shall install a remote battery disconnect.

C.3.1.1.17       The Contractor shall link the boom camera display to the main video display so that multiple cameras can be viewed on one monitor.

C.3.1.1.18       The Contractor shall move the camera up one knuckle on the boom.

C.3.1.1.19       The Contractor shall install four-point seatbelts.

C.3.1.1.20       The Contractor shall install tear-off glass laminates.

C.4      SYSTEM/PROJECT MANAGEMENT

C.4.1       Start of Work (SOW) Conference.  The Contractor shall participate in a two day Start of Work conference at the Contractors facility within seven (7) days after contract award.  The purpose of this conference is to review all statements of work, data requirements, and the program schedule to assure a complete understanding of the requirements. The meeting will also include a reliability meeting, a publications meeting, a provisioning guidance conference, and a new equipment training meeting.  The Government and Contractor will agree to the date of the start of work conference and the agenda. (Reference A002)

C.4.2       Integrated Product Teams and Integrated Product Team Meetings.  Integrated Product Teams (IPTs) shall be used in the manufacture, test, refurbishment, and management phases of this program. These IPTs shall include government and subcontractor participation. The IPT will be used as a forum for program reviews, design reviews, resolution of issues, and other contract-related items. The contractor shall be responsible for taking minutes of the IPT meetings. (CDRL A002).  The first IPT meeting shall serve as a start of work meeting and shall be held at the contractors facility NLT 7 days after contract award. IPT meetings shall be held at the Contractors or subcontractors facilities.  IPT meetings will be held every four (4) months or when deemed necessary by the Government. Conference calls/video conferences may suffice for IPT meetings, when appropriate.  The Contractor shall notify the Government (PM Bridging) at least 10 working days before the IPT meeting to allow for travel time.

C.5          CONFIGURATION MANAGEMENT REQUIREMENTS

C.5.1       Configuration Management/Baseline Configuration.  Upon completion of First Production Vehicle Inspection (FPVI), the Contractor shall work together with the U.S. Government to establish a product baseline configuration. The contractor shall implement configuration control methods and procedures that maintain the integrity of the unit to assure that the form, fit and function characteristics of the Mine Protected Clearance Vehicle are met. When configuration changes are proposed, the contractor shall notify the Government PCO prior to change(s).

C.5.2       Configuration Status Accounting Report Information.  The contractor shall provide a Configuration Status Accounting Report in accordance with DI-CMAN-81253A, CDRL A003.

C.5.3       Functional Configuration Baseline.  The contractor shall prepare a Bill of Material (BOM) in contractor format. The BOM shall accurately reflect the as-built condition and shall be submitted concurrently with the First Production Unit Inspection (FPUI) item delivery.  Changes made during FPUI will require the contractor to update and resubmit the BOM prior to FPUI approval. Upon approval of the FPUI, the BOM shall constitute the approved Product Configuration Identification (PCI) for the item. The contractor shall keep records of all changes which impact the PCI prior to First Production Vehicle Inspection. The records shall include at a minimum the following information: contractor-supplied unique control numbers, date of submission, complete technical description of change, reason for change, systems affected by the change, list of components removed/reused and/or new components and contractor primary point of contact for Configuration Management. Logistics impacts (Maintenance, Spares, Training, Special Tools, Technical Manuals, etc.) shall be addressed and delineated.  Upon request, contractor records shall be made available for Government review.  Any item changes made will require the contractor to update and resubmit the BOM.

C.5.3.1    The Government will not be responsible for any additional costs to vehicles or software associated with any changes submitted by the contractor under this section, nor will the Government be liable for costs incurred by the contractor due to delay in contract performance which may result from any change submission unless the parties agree otherwise.

C.5.4       Approval of Engineering Changes.  Government approval of changes following acceptance of the Product Configuration Baseline shall not be construed as relieving the contractor from its responsibility to furnish all items in conformance with contract requirements, including full responsibility for failure in operation of equipment which resulted from changes previously approved by the Government. The Government reserves the right to disapprove any change where Government review shows the changes would have an adverse affect.

C.5.5       Configuration Changes.  Changes to the Product Configuration Baseline shall only be incorporated in accordance with (IAW) the requirements of this section. The contractor shall propose changes to the established configuration baseline via the submission of Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs), and Request for Deviations (RFDs). The contractor shall implement positive configuration control methods and procedures that maintain the integrity and history of the established baseline. Sufficient supporting data to evaluate the proposed change, such as drawings, supplemental drawings, sketches, specifications, or manufacturers data sheets, shall be submitted with ECPs, VECPs, and RFDs. If changes result in decreased cost, the Government may, at the sole discretion of the Contracting Officer, require an equitable downward adjustment to the contract price. The contractor shall certify cost impact, and the Government will have the right to conduct post-change audits. If the Government desires a configuration change, the PCO will direct the contractor to submit an ECP.

C.5.6       Engineering Change Proposal (ECP) Definitions.  Class I ECP: An Engineering Change Proposal that AFFECTS any of the following: system performance, part interchangeability, cost, maintainability, reliability, safety or delivery schedules. Class II ECP: An Engineering Change Proposal that has NO EFFECT on any of the factors listed above for the Class I ECP definition.

C.5.6.1    Class I ECP Changes Contractor Requested.  The contractor shall submit copies of proposed Class I ECP changes per
DI-CMAN-80639C, CDRL A004 immediately upon determination of a need for such changes. Supporting documentation shall be sufficient to fully understand the Class I ECP. Impact statements for safety, MANPRINT, integrated logistic support, technical manuals, and transportability will be in contractor format. The Government reserves the right to require additional testing and test results for proposed changes. The contractor shall not implement any Class I ECP changes prior to Government approval. Notwithstanding any contractor configuration changes under this provision, the contractor shall not be relieved of its responsibility to conform to the delivery requirements of this contract.

C.5.6.2    Class I ECP Changes - Government Directed. In the event the Government desires a change to the end item configuration, the PCO will request, in writing, a technical/price proposal from the contractor. Copies of ECPs will be submitted per
DI-CMAN-80639C, CDRL A004 and forwarded to the PCO within 30 days of the request.

C.5.6.2.1         Technical Data for Government Directed Changes.  Where the Government pays for a Class I (ECP) design change under this provision, all efforts expended by the contractor will result in the unlimited right, title and interest of those changes to be vested in the Government.

C.5.6.2.2         Technical Data Format for Government Directed Changes.  At the Government’s option, the data may be submitted in either contractor format or Government formats. In the event Government format is required, the Government will request a pricing proposal. The cost of said data will be included in the funding provided for in the contract modification.

C.5.7       Value Engineering Change Proposals (VECPs).  The contractor shall prepare VECPs in the same manner as Class I ECPs.

C.5.7.1    Class II Changes.  The contractor may make Class II changes without Government approval, processing these actions on the contractors Standard Engineering Change Form. Class II changes has no effect on the Form, Fit, and Function of the item. The Government will review this documentation for the proper classification. If the Government determines that a change submitted as a Class II is actually a Class I, the contractor will be notified and shall prepare and submit a Class I ECP within 5 working days for Government review. If the Government rejects the resubmitted Class I ECP, the contractor shall be responsible to retrofit all items produced with the change.

C.5.7.2    Engineering Change Inspection and Test.  The Government reserves the right to inspect any affected systems or components at contractor expense in order to determine whether changes submitted by ECP should be approved. Any production or delivery delays caused by Government re-inspection will not be considered as excusable delay under the Default clause. In addition, such delays shall not be the basis for an upward adjustment in contract prices or an extension of delivery schedule. The Government reserves the right to conduct additional testing at contractor expense if the Government believes any proposed engineering change may have a potential negative impact on the ability of the product to meet the requirements of the purchase description.

C.5.8       Effectivity Certification.  Changes resulting from Class I ECPs, VECPs and RFDs shall be incorporated into the production line through contract modification. Actual cut-in of these changes shall be at a single END ITEM cut-in point. Each ECP, VECP, RFD shall be applied to the production line at one time in their entirety. The contractor shall maintain the original effectivity point Certification on file.

C.5.9       Electronic Data Delivery for Submittal of Configuration Data.  The contractor shall submit ECPs/VECPs/RFDs to the Government electronically. These data submittals shall be in Adobe Acrobat-Pdf file extension. For all electronic files, File Transfer Protocol (FTP) can be used. A test transmission shall be conducted within 30 days of the start of the contract to work out any problems associated with the electronic transfer.

C.6          Product Assurance Management and Test

C.6.1       Quality Management System.  The contractor shall implement a quality management system in accordance with the provisions of ISO 9001:2000, or an equivalent quality system, as a measurement of product quality for Buffalo produced to satisfy the contractual quality requirements.  The contractors quality management system shall be made available, at anytime, for government review and evaluation to assess the contractors quality systems effectiveness.

C.6.2       Final Inspection Record (FIR).  The contractor shall revise, update and submit, electronically, the Buffalo MPCV FIR for approval by the procuring contracting officer (PCO), prior to acceptance of production vehicles (CDRL A005).  Major changes to the Buffalo FIR will be approved by the procuring activitys product quality manager.  Minor changes may be approved, at the product quality managers discretion, by the on-site government quality assurance representative (QAR).  The Buffalo FIR shall be used (but not restricted) to conduct final acceptance inspection of each production vehicle.  Deficiencies found shall be described on the Buffalo FIR Deficiency Sheet.  The contractor shall conduct a root cause failure analysis(es) for all deficiencies discovered and implement root cause corrective actions to completely eliminate deficiencies, prior to offering Buffalo for government acceptance.

C.6.3       Welding process shall be as described in Section E clause Welding\~and\~Non Destructive Testing\-of Armor and Structural Steel and Aluminum. This provision shall equally apply to subcontractors, suppliers and vendors supplying items delivered under this contract.

C.6.4       Nondestructive Testing.  Personnel performing nondestructive test and inspection shall be trained and certified to NAS 410, Standard for Qualification and Certification of Nondestructive Testing.  This provision shall equally apply to subcontractors, suppliers and vendors supplying items delivered under this contract.

C.6.5       First Production Vehicle Inspection (FPVI).  Prior to first production vehicle acceptance, the contractor shall completely inspect one of the first three (3) vehicles (selected by the Government) produced to verify technical conformance, processes (and special processes), and system integration of any contractual modifications and configuration changes (since the 2004 vehicle configuration to changes for current contract).  The contractor shall conduct a system test on the first production vehicle selected to verify conformance and performance characteristics, integrated system modifications, automotive, processes, electrical, and configuration changes ( since the 2004 Buffalo system configuration to any current changes).  The Contractor shall submit, electronically, an inspection and test plan for government review (CDRL A006), twenty (20) days prior to conduct of FPVI, including a report on Buffalo configuration changes (since 2004 to the configuration used for the current Buffalo production contract).  The report shall be updated by the contractor, throughout performance of the contract.  The Contractor shall submit, electronically, an FPVI and test report for approval by the procuring activity (CDRL A006), fifteen (15) days following completion of FPVI and test.

C.6.6       Form, Fit, and Function Data.  When requested by the Government, the contractor shall immediately provide form, fit and function data that relates to the Buffalo system (since the 2004 Buffalo configuration to the current production contract), components., and processes delivered under this contract, sufficiently, to enable physical and functional interchangeability, source, configuration, characteristics, performance, reliability, and safety requirements.   This provision shall equally apply to subcontractors, suppliers, and vendors supplying items in part or fulfillment of the Buffalo vehicle system.

C.6.7       End Item Paint Adhesion and CARC Paint System:  Prior to applying CARC paint to the production Buffalo, the contractor shall make available for review (by the procuring activity) the CARC paint procedures (and pre-treatment system) that will be used for Buffalo production.   As specified, Buffalo require CARC paint (Tan 686A).  For surfaces that exceed 400 degrees F, CARC shall not be used; a commercial high heat paint or MIL-P-14105 may be used.  Adhesion testing shall be performed on a completely cured CARC finish.

C.6.8       Certifications:  The contractor shall ensure that certifications for Buffalo MPCV production covering processes, materials, tests, compliance and technical data are kept current and made available, at anytime, for government review.

C.6.9       Product Quality Deficiency Reports Field Generated.  The contractor shall provide a written response within 72 hours (electronically) to all field reports generated from the users.  Product Quality Deficiency Reports) that relate to criticality or safety shall require a written response within 24 hours.  At no additional cost to the Government, the contractors investigations shall include a root cause failure analysis and root corrective action (i.e., an acceptable replacement or repair) for all deficient or problematic items.  Root cause corrective actions that result in a configuration change shall be documented, described and tracked within the contractors configuration management system.  Any configuration changes shall require review and approval by the Government. CDRL A021

C.6.10     TESTING SUPPORT Reserved.

C.7      TRANSPORTATION

C.7.1       Except for Customer Testing Vehicles, the contractor shall delivery all vehicles to Charleston SC. Transportation to theater shall be accomplished by the Government.

C.7.2       Transportation for the three Customer Testing Vehicles, plus the repair, maintenance and consumable parts required for their support, shall be provided by the contractor to Yuma Proving Grounds, AZ.

C.8          RESERVED

C.9          Integrated Logistics Support

C.9.1       Integrated Logistics Support (ILS) Development

C.9.1.1    The Government requires complete ILS development, provisioning, technical publications, and special tools and test equipment list for all fielded and new production configurations of the Buffalo systems. The following statement of work outlines the requirements

C.9.1.2    The initial ILS development (provisioning) will focus on urgent government supply support of the agreed to fielded and new ASLs to include actual unplanned and increased maintenance and field usage of major assemblies and repair parts.  This will include major assemblies and repair parts usage demands as the result of combat related damages. Details will be discussed during the start of work conference or specific designated meeting(s).

C.9.1.3    The usage of major assemblies and repair parts of the different configurations (fielded and new production end item) will be identified by serial number break points. Special tools and test equipment will also require usage identification either by serial number or vender identification.

C.9.1.4    To provide the user the maintenance and repair parts information in an expeditious manner, contractor formatted manuals with government supplements may be used. The contractor formatted manuals will be replaced by DA technical manuals as required in paragraph C.9.4 when completed.

C.9.1.5    The contractor will use Military Performance (MIL-PRF) Specification 49506, Logistics Management Information (LMI), dated 11 November 1996, for use in identifying content, format, delivery and related guidance for logistics data except as otherwise identified in this contract.  Also, Army Regulation (AR) 750-1, Army Materiel Maintenance Policy, dated 18 August 2003, may be used for guidance in identifying the levels of maintenance within the Army maintenance structure.

C.9.1.6    Maintenance Planning. The contractor shall conduct Maintenance Planning to determine the maintainability characteristics of all Buffalo configurations.  The analysis shall be documented in the contractors format as an LMI summary entitled Maintenance Analysis, and will identify the maintenance functions, level of maintenance, manpower, and support equipment required for each repairable item.  The analysis will be in end item hardware breakdown sequence, and will also identify Functional Group Codes (In Accordance With (IAW) TB 750-93-1 (with Change 5, dated 27 Jun 1983), for each item.  Instructions are contained in Attachment 1 (Maintenance Analysis).  The LMI summary shall be delivered IAW DI-ALSS-81530 and CDRL A007.

C.9.2       PROVISIONING

C.9.2.1    Provisioning Parts List:  The Contractor shall develop and deliver LMI, (Provisioning Parts List (PPL)) IAW DI-ALSS-81529, Attachment 4 (Provisioning Data), and CDRL A008.  LMI (PPL) data is required IAW MIL-PRF-49506 (dated 11 Nov 96) as specified on the LMI data worksheet for all separable parts and special tools for field, sustainment and depot maintenance levels, BII, COEI, and Additional Authorized List (AAL) items identified on all configurations of the Buffalo.

C.9.2.2    Prime part numbers and Commercial and Government Entity Codes (CAGEC) will reflect the original equipment manufacturers information unless that part is modified, changing form, fit, and function.  Draft Repair Parts and Special Tools List (RPSTL) art (figure illustrations) is required at each provisioning conference.

C.9.2.3    The data shall be capable of being loaded into our Provisioning Master Record (PMR) without any modification to the data. CCSS has various methods by which the Contractor can deliver provisioning data and the Government will discuss these methods at the start of work meeting.

C.9.2.4    Key data elements of Provisioning data to be loaded into the Contractors LSAR for submittal to the Government shall be addressed at Start of Work. Key data elements are only those items in the PMR deemed essential to P/N identification. These are primarily the PMR Code (PCCN), (PCC Provisioning Category Code), PLISN assigned to the specific P/N addressed by application, Manufacturers Part Number, Manufacturers CAGE, item catalog name, quantity in assembly, next higher assembly relationship, Source, Maintenance and Recoverability Code, National Stock Number (if established), Use on Code, Price, Reference Code, TM Code, Figure/Item #, Tank-Automotive Functional Group Code, and Basis of Issue.

C.9.2.5    During initial provisioning, Contractor will make a concerted effort to provision items deemed from historic data to be high mortality, safety or or items with long-lead times to manufacture. Each incremental submission shall have at least 800 lines, but no more than 1500 lines. The government prior to submission shall authorize deliveries of less than 800 lines. Each incremental submission must include at least one major assembly.  All submissions will be labeled initial, changes, deletions or any combination of the three transactions. Contractor will provide LSA 036 Report readouts of the provisioning being submitted at least one week prior to a scheduled Provisioning Conference.

C.9.2.6    Engineering Data for Provisioning (EDFP): The Contractor shall prepare the EDFP, i.e. drawings, for all items identified in C.9.2.1, IAW DI-ALSS-81529, Attachment 4 (Provisioning Data) and CDRL A009.

C.9.2.7    At the Start of Work meeting the Contractor will provide the Government with a complete list of major components utilized in the Buffalo and identify each component by the original source of supply manufacturer’s part number and name. This includes original commercial parts modified by the contractor for application to Buffalo. Major assemblies to be identified at SOW shall include but are not limited to the following:

Engine:

Transmission:

Front Axles:

Rear Axles:

Batteries:

Tires:

Wheels:

Transfer Gearcase:

Starter:

Alternator:

Fuel Pump:

Differential:

Brake System:

The contractor agrees to supply this information at the SOW meeting and to allow the Government to research its legacy data for provisioning data, RPSTL artwork, maintenance procedures, lubrication instructions, troubleshooting and Preventive Maintenance Checks and Services (PMCS). If found, the\~above technical data will be provided to the Contractor\~as source data GFI for incorporation into the Buffalo ILS effort. The Contractor shall be responsible for a technical review of the GFI data to make certain system peculiarities to Buffalo are compatible and will correct incompatible details as required to accurately reflect the Buffalo equipment designs.\~

C.9.2.8    Drawing Information: A separate drawing is required for each part number. Drawings are not required for items accompanied by a copy of provisioning screening (e.g. FLIS, WEBFLIS, or by batch submittal part numbers to DLIS) which indicates this item has previously been assigned a valid stock number. The Contractor shall make available drawings at each provisioning conference for Government review.

After the government approves each drawing as being suitable for NSN assignment, the drawings shall be submitted on a Compact Disk-Read Only Memory (CD-ROM) in Adobe Acrobat  .PDF file, or some other software product format that the government agrees to, with each PPL submittal.  A separate file is required for each drawing.  The CD-ROM shall include a cross reference list that identifies the part number, drawing number, PLISN and file name for each drawing.  Drawings will have all required dimensions (metric preferred).   Drawings (hardcopy and electronic) shall contain the following information:

a.              Commercial and Government Entity Code (CAGEC)

b.             Part Number

c.              Provisioning Line Item Sequence Number (PLISN)

d.             Provisioning Contract Control Number (PCCN)

e.              Nomenclature.  For industry standard common hardware, include descriptive nomenclature.  Make from items made from industry standard components shall include additional descriptive nomenclature.  Examples of additional descriptive information include, at a minimum, the physical dimensions and all classifications (i.e. hardness, grade, thread type, surface finish, coatings, industry specifications and etc.).  Common hardware includes nuts, bolts, screws, washers, o-rings, cotter pins, c-clips, clevis pins, lamp bulbs, etc.

C.9.2.9    Provisioning Screening.

C.9.2.9.1         Contractor shall conduct provisioning screening of each item on the PPL for standardization or NSN assignment IAW DI-ALSS-81529 and CDRL A010. Provisioning screening results will be used to select valid part numbers, NSNs, and current unit of measure/issue prices for provisioning purposes.  Common hardware item (nuts, bolts, screws, washers, lock washers, rivets, etc. for current NSN assignment) will be screened by technical characteristics.  The screening results must be available to review at each provisioning conference.

C.9.2.9.2         The Contractor shall conduct provisioning screening using the Federal Logistics Information System (FLIS), WEBFLIS, or by batch submittal part numbers to DLIS.  FEDLOG and HAYSTACK are no longer acceptable for provisioning screening.

C.9.2.9.3         For additional information on FLIS and batch submittals to DLIS, refer to the Provisioning Screening User Guide.  For additional information on WEBFLIS, go to \*HYPERLINK “http://www.dlis.dla.mil/webflis “www.dlis.dla.mil/webflis. There are two versions of WEBFLIS: Public Query and Restricted/Sign-on.  Anyone with access to the Internet may access the Public Query version.  The Restricted/Sign-on version requires a valid userid/password to access the system.  Userids may be obtained by filling out a registration form.  The registration forms are found on the DLIS web site.  After accessing the Home Page, go into the Forms and Publications section and select the registration form for WEBFLIS.  There are two forms available - one for government workers and one for government sponsored contractors.

C.9.2.9.4         At Start of Work Conference, the Contractor will outline the processes and data base intended for use in screening each Part Number for identification of the prime source and/or for commonality of part within the defense supply system.  This may be Federal Logistics Information System (FLIS), WEBFLIS, or by batch submittal part numbers to DLIS. Screening system used is at the discretion of the contractor and will be identified prior to SOW. The Government will, at the request of the Contractor, provide a demonstration of parts screening procedures expected throughout the Provisioning process.  Guidelines and full screening requirements addressed at the Start of Work will be adhered to throughout the Provisioning process.

C.9.2.10          Provisioning Conferences.  Provisioning Conferences will be held at the Contractors facility.  The first provisioning conference shall be held 60 days after contract award. The Contractor shall make available two hardcopies of LMI/PPL data, LSA 036 Reports for Part Numbers being reviewed and two hardcopies of the Engineering Data for Provisioning (EDFP) drawings.

C.9.3       SPECIAL TOOLS AND TEST EQUIPMENT LIST (STTE)

C.9.3.1    Support Equipment Tools and Test Equipment (STTE). The contractor shall deliver a list of Support Equipment Tools and Test Equipment IAW DI-ILSS-80868 and CDRL A008. The list shall be in tabular form and shall identify special tools and test equipment not contained in U.S. Army Supply Catalogs.  Supply Catalogs contain common tool sets and are listed at US Army LOGSA web site at https://weblog.logsa.army.mil/sko/index.cfm. Maximum use of common tools, support equipment, and TMDE normally organic to the user is preferred. The list shall provide Nomenclature, Cage Code, National Stock Number (NSN), if assigned. Part Number, level of maintenance, and price of each item on the list.

C.9.3.1.1         New TMDE items, those not identified in U.S: Army Supply Catalogs may require special source and calibration documentation in order to update/ provide data for possible inclusion to the TMDE register (DA Pam 700-21-1). The contractor shall provide all required data for all new TMDE.

C.9.3.1.2         The following paragraphs are included to clarify special tools for Army use. Special tools are not identified as components in a SKO SC. Special tools are—

9.3.1.2.1          Fabricated tools that are made from stocked items of bulk material, such as metal bars, sheets, rods, rope, lengths of chain, hasps, fasteners, and so forth. Fabricated tools are drawing number controlled and documented by functional group codes in RPSTLs and located in TMs as appendices. Fabricated tools are used on a single end item.

C.9.3.1.2.2      Tools that are supplied for military applications only (that is, a cannon tube artillery bore brush, BII) or tools having great military use but having little commercial application.

C.9.3.1.2.3      Tools designed to perform a specific task for use on a specific end item or on a specific component of an end item and not available in the common tool load that supports that end item/unit (for example, a spanner wrench used on a specific Ford engine model and on no other engine in the Army inventory).

C.9.4       Technical Publications, Department of the Army (DA) Technical Manuals (TM), DA RPSTL Manuals,, and Electronic TMs (ETM)

C.9.4.1    The contractor shall deliver one set of Technical Manuals (TMs) that will cover all Army Buffalo configurations in accordance with Publications Requirements, Attachment 001, and Publications Requirements for Department of the Army Repair Parts and Special Tools List (DA RPSTL), Attachment 002, and the CDRL A011.  The Operators and Maintenance TMs for the Buffalo will be Department of the Army Technical Manuals (DA TMs), DA RPSTL, and Electronic Technical Manuals (ETMs).

C.9.4.2                                  DEPARTMENT OF THE ARMY TECHNICAL MANUALS (TMs) AND DEPARTMENT OF THE ARMY REPAIR PARTS SPECIAL TOOL LIST (RPSTL).

C.9.4.2.1         The contractor shall prepare DA TMs and a DA RPSTL to support the Buffalo configuration specified.  The contractor shall deliver the TMs for the Buffalo in accordance with Attachment 001, Publications Requirements and the related Contract Data Requirements Lists (CDRLs). The contractor shall deliver the RPSTL for the Buffalo in accordance with Attachment 002, Publications Requirements, Department of the Army Repair Parts and Special Tools List (DA RPSTL), and the related Contract Data Requirements Lists (CDRLs).

C.9.4.2.2         In addition, the contractor shall prepare an Electronic Technical Manual (ETM).  See Attachments 001 and 002. The RPSTL will be pulled from the Army Provisioning Master Record (PMR) from data that the contractor provides and loads. The contractor shall develop the manuals as follows:

TM 5-2420-XXX-10	Operators Manual
TM 5-2420-XXX-24	Unit, Direct Support, and General Support Maintenance Manual
TM 5-2420-XXX-24P	Unit, Direct Support, and General Support Repair Parts and Special Tools
List (includes Sustainment Level. Repair Parts)

The TMs shall be divided into volumes if the page counts exceed 1500 pages (750 sheets.)  Item Warranty information will be added to the Manual(s) if applicable.

C.9.4.2.3         The contractor shall perform a 100% Validation on all data developed for the TMs to ensure accuracy, compatibility and completeness.  The contractor shall ensure that the TM data accurately reflects and supports the Buffalo, including any and all changes to the configurations resulting from testing, vendor parts supply and production line changes.  The contractor shall also perform a 100% review of the TM/ETM to ensure that it meets contract requirements.  The contractors review of TM/ETM shall be hands-on live testing, desk-top review, or a combination of these methods to ensure that the draft TM/ETM is fully operational so that the Government can evaluate their operation, navigation, and structure.  The paper copy draft manual and the TM/ETM shall be mutually inclusive of data, text and art, and format.  The contractor shall deliver a Validation Plan, in its own format, informing the Government of its planned Validation schedule, start date, time, and location of validation 30 days prior to start of the Validation.  This will allow time for Government to attend and observe the Contractors processes, if the Government so chooses.

C.9.4.2.4         The Contractor is required to validate the accuracy and usability of all publication deliverables.  The Contractor shall have and use documented QA Review Processes and Inspections.  The Government has the right to review validation records and witness validation processes.  The Government has the right to verify all publication deliverables.  Government reviews and verification may be done through statistical sampling and actual performance; but could include actual performance of all procedures, if deemed necessary by the Government.  The Government does not intend to review and verify every task, but relies on complete, careful editing and review by the contractor.  If there are indications that the contractor has performed incomplete or inadequate QA Reviews, the Government may elect to return products for rework and perform, additional reviews on reworked product.

C.9.4.2.5         Logistics Vehicle.  The Government shall provide the Buffalo for the Contractors Validation and the Government’s Verification..  If requested by the Government, the Contractor shall refurbish the vehicle to 10/20 standards at the end of the contract at Government expense. The Government reserves the right to witness the Contractors Validation, and to combine its Verification with the contractors Validation.  If the Government chooses to verify the TMs separately from the contractor, the contractor shall support the Governments Verification with parts, special tools/equipment and any items called out in the Publications Attachments 001 and 002.  The contractor shall also support the Governments Verification by having at least one person in attendance who was involved in the development of the TMs.  This person will take notes of all corrections required and be able to answer questions about the TMs development.

C.9.4.2.6         Reserved.

C.9.4.2.7         Reserved.

C.9.4.2.8         Electronic Technical Manual (ETM).  The contractor shall prepare and deliver an ETM and electronic files in accordance with Attachment 001, Publication Requirements.

C.9.4.2.9         All DA Technical Manuals and Training Materials produced under this contract shall become the property of the U.S. Government for purposes of Government reproduction and distribution. Technical manuals are to be delivered to the Government free of the contractor’s copyright or any clause prohibiting the Government form copy, print and issue of the Technical Manuals for purposes intended — to provide U.S. soldiers and other services with technical information needed to service, repair, identify and purchase all components and assemblies and parts that make up the Buffalo Mine Protected Clearance Vehicle.

C.9.4.2.10       CORRECTION OF ERRORS.

The contractor shall correct all errors found in the TMs, ETMs, and electronic data files resulting from contractor and Government reviews, test or validation/verification at no additional cost to Government.

C.9.4.2.11       AMSTA-LC-CJA is designated as the Government RPSTL acceptance activity. If the contractor receives RPSTL comments or corrections from Government activities other than the Government RPSTL acceptance activity, the contractor shall forward these comments and corrections to the Government RPSTL acceptance activity for approval or rejection.

C.9.4.2.12       APPROVED EQUIPMENT CHANGES.  The contractor shall incorporate into the TMs and RPSTL all Government approved changes made to the equipment, up to delivery of the final equipment under this contract.

C.9.4.2.13       Information based on Engineering Change Proposals (ECP) , or equivalents approved for the convenience of the contractor, shall be incorporated into the TMs and RPSTL by the contractor at no additional cost to the Government.

C.9.4.2.14       In-Process Reviews: The Contractor shall support In Process Reviews (IPRs) by providing samples of work accomplished to date or other requested data and identify improvements to manuals, data or QA process required as a result of IPR comments. IPR dates, times and locations must be coordinated with the Government.  IPRs will consist of an initial start-of-work IPR, in-process and final IPR.

C.9.5       Project Planning Chart

C.9.5.1            The contractor shall submit a Progress Planning Chart in accordance with CDRL A012.  The contractor shall submit one Progress Planning Chart covering all CLINs that the contractor is performing work on under the contract.

C.10        TRAINING

C.10.1     Training Support Package Validation and Verification:  The Contractor shall provide a critical tasks list, program of instruction (POI), and training schedules for each level of training.  The Government will review, recommend changes and serve as the final approving authority for the above documents. The Contractor shall notify the Government thirty (30) days in advance of its intended validation of the critical tasks so that the Government can make timely arrangements to attend the validation process. The Government may decide not to attend all validation processes, but, instead, may rely on complete and accurate critical task development by the Contractor. Critical tasks that are found to have deficiencies will be adjusted/corrected, at no additional cost to the Government. Training tasks shall also be corrected or updated, at no additional cost to the Government, after completion of Instructor and Key Personnel Training (I&KPT) class.   CDRL A013 and A014.

C.10.2    Reserved.

C.10.3    Options for Instructor and Key Personnel Training (IKPT) and New Equipment Training (NET): as set forth in section H.2, the Government shall have the option to order training classes as described below

C.10.3.1          Instructor and Key Personnel (I&KP) Training.  The Contractor shall conduct the following I&KP training session at Fort Leonard Wood MO:   to include 1 field level maintenance class, one operators class to U.S. military trainers from the US Army Engineer School, US Army Ordnance School, Combine Arms Support Command (CASCOM), and Counter Explosive Hazard Center (CEHC).  The Contractor shall provide a complete training support package to each student.  Students shall retain possession of the course technical manuals and training materials.  Each operators course shall be 5 days in length, and each field maintainers course shall be 10 days in length. The operators class size will not exceed 12 students.  The maintenance class size will not exceed 8 students.  An additional field Maintenance course will be provided at Fort Leonard Wood, MO.  This will mean a single presentation of the Operators course and one presentation of a Maintenance course at Ft. Leonard Wood.

C. 10.3.1.1      Training Location and Training Classes:  The Contractor shall conduct the following I&KPT classes at Ft. Leonard Wood, MO:

a.        One (1) OP class

b.        One (1) FM class

C.10.3.2 NET:        The Contractor shall conduct maintenance-training sessions to U.S. Military Units and Contractor logistics support personnel deployed to Iraq, and to U.S. Military and Contractor logistics support personnel in Afghanistan receiving and maintaining the Buffalo systems.  Classroom size shall be 12 students for operator courses and 8 students for maintenance courses. These training sessions shall include train-the-trainer level training.  The contractor shall provide a complete training support package (TSP) to each fielded unit.  Students shall retain possession of the course technical manuals and training materials.

C.10.3.2.1       Class sizes and class lengths:

1.             All classes shall not exceed twelve (12) students

2.             OP class shall not exceed forty (40) hours in duration

3.             FM class shall not exceed eighty (80) hours in duration

C.10.3.2.2:      The Contractor shall conduct the following NET in Iraq:

1.             Four (4) OP classes

2.             Four (4) FM classes

C.10.3.2.3       The Contractor shall conduct the following NET in Afghanistan:

1.             Two (2) OP classes

2.             Two (2) FM classes

C.10.3.2.4       The Contractor shall provide all consumables needed to support training.

C.10.3.2.5       Letter of Support Requirements:  The Contractor shall prepare a Letter of Support Requirements (Contractor format) that depicts what is needed to be on hand to support training at any given training location. The letter shall define training support requirements for:

1.             OP NET

2.             FM NET

C.10.3.2.6       Instructors:  All classes shall cited above shall be supported by two (2) certified Buffalo instructors with one OEM FSR on-call as needed. Instructors shall be U.S. Government certified, or have a teaching degree from a public/private training institution, or be certified by the OEM.  Certification documentation shall be provided to the NET manager.

C.10.3.2.7       Class schedules:  All training schedules shall be as mutually agreed to between the Contractor, the NET manager and each Gaining Command Training POC.

C.10.3.2.8       Training Certificates:  The Contractor shall provide a training certificate to each student that attends and successfully completes training. The training certificate shall be in the Contractors format. Successful completion requirements for issuance of a training certificate, shall be a score of 80% or above on a test.

C.10.3.2.9       Class Rosters and Course Critique Sheets:  The Contractor shall provide a class roster containing name, rank, unit, type of training, training dates, last four of each students SSN and course critique sheets for each class conducted to the NET manager. Both can be in Contractor format.  CDRL A015.

C.10.3.2.10     Training Support:  The Government will provide at least one (1) vehicle to support each NET class cited above. The Government will also provide the required common tools and test equipment.

C.10.3.2.11     Training Support for Verification/Log Demo:  The Contractor shall provide One (1) Training Instructor or Field Service Representative (FSR) to provide informal training on the Buffalo vehicle with respect to vehicle orientation for the following areas:

a.              General vehicle overview to include all operator controls and operator PMCS

b.             Buffalo Tire change/run-flat repair procedures

c.              Buffalo electrical system overview

d.             Buffalo pneumatic system overview

C.10.3.2.12     The informal training shall take place at Ft. Leonard Wood, MO and shall not exceed twenty four (24) hours/three (3) working days in duration.  The Government will provide the training facility, training vehicle, tools and equipment necessary to conduct the training.  Class size shall not exceed six (6) students.  The Contractor shall use the latest version of the Buffalo TM to train the students.  The Government will provide the TMs to support the training.

C.11        Field Service Representatives

C.11.1      The Contractor shall provide two (2) dedicated, full time, roving logistics support technical field service representatives (FSR); one in Iraq and one in Afghanistan. The duration of their services shall begin at 60 days after contract award and continue for a period of 12 months thereafter.  The FSR shall perform maintenance on the Buffalo systems, conduct on-the-job training provide technical, maintenance, and supply assistance , and coordinate with other PM-Bridging Logistics Support Contractors in a cooperative management team environment.  The Government will provide all in-country requirements for housing and meals, and access to office, fax, and medical facilities while in theater. If at the time of fielding the updated TSP is not complete, use the draft TSP.  The FSR shall provide supplemental sustainment training to new military personnel who need to operate and maintain the system after the initial NET is complete.  FSR shall provide input to weekly reports IAW CDRL A016.  Responsibility and Support with respect to FSRs fielded in-theater shall be IAW Exhibit C.    The Contractor shall provide each deployed FSR with a vehicle for use at their home base.

C.11.2     The FSRs shall be responsible to hand-off all equipment deliverable under this contract to each gaining unit.  The contractor shall perform the hand-off and activate the vehicle warranty.  The contractor shall deliver all the vehicles ready to operate prior to New Equipment Training.  The hand-off effort includes:

C.11.2.1           Re-assembly of the vehicle to a fully operational configuration if the vehicle is shipped with any components removed.  All tools and equipment required to complete the re-assembly will be the contractor’s responsibility.

C.11.2.2          Inventory of any material shipped with the vehicle, e.g., technical publications, special tools, initial service packages. (If desired, the inventory may be done concurrently with the units inventory.)

C.11.2.3          Provide one-hour familiarization to 6 8 people from the receiving unit on first machine delivered so they can safely move the vehicle until full training is conducted.  Familiarization includes operator start-up, operating and shut down procedures, safe operations, and daily and weekly service locations and checks.

C.11.2.4           Activation of the warranty, which includes stamping the effective date (date of delivery to gaining unit) on the vehicle warranty data plate, discussing with the unit the terms and details of warranty administration, and pointing out the warranty information included in the TMs.

C.12        SAFETY ENGINEERING AND HEALTH HAZARDS

C.12.1             Safety Engineering Principles: The contractor shall follow good safety engineering practices during the design and/or modification of the vehicle and its components.  System design and operational procedures shall be developed with at least the following considerations:

C.12.1.1          Identify hazards associated with the system by conducting safety analyses and hazard evaluations.  Analyses shall include operational, maintenance, and transport aspects of the equipment along with potential interfaces with subsystems.   CDRL A019.

C.12.1.2          Eliminate or reduce significant hazards by appropriate design or material selection.  If hazards to personnel cannot be avoided or eliminated, steps shall be taken to control or minimize those hazards.

C.12.1.3          Locate equipment components and controls so that access to them by personnel during operation, maintenance or adjustments shall not require exposure to hazards.  All moving parts, mechanical power transmission devices, exhaust system components, pneumatic components and hydraulic components which are of such a nature or so located as to be a hazard to operating or maintenance personnel shall either be enclosed or guarded.  Protective devices shall not impair operational functions.  Examples of hazards to be considered include, but are not limited to: high temperature, chemical burns, electrical shock, cutting edges, sharp points, and toxic fumes above established threshold limit values.

C.12. 1.4         Assure that suitable warning and caution notes are included in instructions for operation, maintenance, assembly, and repairs and that distinct markings are placed on hazardous components of the equipment.

C.12.2     Safety Assessment Report (SAR):  As a result of system safety analyses, hazard evaluations, and any independent testing, the contractor shall perform and document a safety and health hazard assessment.  The safety and health hazard assessment shall identify all safety and health features of the hardware, software, system design, and inherent hazards and shall establish special procedures and/or precautions to be observed by Government test agencies and system users.  The contractor shall prepare the Safety Assessment Report (SAR) in accordance with DI-SAFT-80102B and CDRL A019.  The contractor shall identify safety and health hazards associated with the system and incorporate them into the SAR.  In preparing the hazard list portion of the SAR, the contractor shall provide a description of each potential or actual safety and health hazard of the vehicle, the effects of the hazard, and when the hazard may be expected to occur under usual and unusual operating or maintenance conditions.  The contractor shall identify actions taken to mitigate the risk associated with the hazards and categorize the risk before and after mitigation in accordance with MIL-STD-882D.  MIL-STD-882C provides further information that may be used for guidance.  Risks must be identified by hazard severity, hazard probability, and risk level. Mitigation actions include recommended engineering controls, safety features or devices, warning devices, and procedures and training. The contractor shall include in the SAR copies of Material Safety Data Sheets (MSDS) for all hazardous materials incorporated into the system.  The final SAR is subject to TACOM approval.  The contractor shall update the SAR upon modification or procedural change of the system.  Examples of hazards to be identified in the SAR include, but are not limited to: sharp edges/moving parts hazards, physical hazards (e.g. heat or cold stress, acoustical energy, ionizing and non-ionizing radiation, etc.), chemical hazards (e.g. flammables, corrosives, carcinogens, etc.), toxic fumes (exhaust emissions), electrical hazards, noise, whole-body vibration, compliance issues with regulatory organizations, fire prevention issues, and ergonomic hazards.

C.13        HAZARDOUS MATERIALS MANAGEMENT

C.13.1     The Contractor shall prepare a Hazardous Material Management Report which, at a minimum, shall identify all hazardous materials required for system production, and sustainment, including the parts/process that requires them. This report should be prepared in accordance with National Aerospace Standard 411, section 4.4.1 per DI-MISC-81397, CDRL\~A017.

C.14        Equipment Control Record (DA Form 2408-9)

C.14.1     The Contractor shall prepare a DA Form 2408-9, Equipment Control Records (Government furnished form) for each vehicle it delivers.  The Contractor shall prepare the form in accordance with the instructions in paragraph 5-7 c (3) Acceptance and registration of DA PAM 750-8, dated 25 Feb 05, to report acceptance of the Buffalo MPCV into the U.S. Army inventory.  A blank copy of the form is enclosed at Attachment 3.  The contractor shall have the Defense Contract Management Agency (DCMA) Quality Assurance Representative (QAR) complete blocks 22 and 23 as the person accepting the item into the Army inventory.  After the DCMA QAR completes blocks 22 and 23, the contractor shall distribute the DA Form 2408-9 as follows:

C.14.1.1          Submit the control copy (copy # 1) within five working days to:

Director

U.S. Army Materiel Command’s Logistic Support Activity

ATTN: AMXLS-MR

Redstone Arsenal, -AL  35898-7466

C.14.1.2          Submit the National Maintenance Point (NMP) copy (copy #2) within five working days to:

Commander

U.S. Army Tank-automotive and Armaments Command

ATTN:  AMSTA-LC-CJCB, MS326

6501 East 11 Mile Rd.

Warren, MI  48397-5000

C.14.1.3          Place Log Book copy (copy #3) in a dry,.protected location, secured in the operator station, and shipped with each vehicle.

C.I5         RESERVED

C.16              RESERVED

C.17        WARRANTY REPAIR REPORT

C.17.1     In accordance with CDRL A018, the contractor shall submit a report reflecting all of the warranty claims processed on each vehicle within the appropriate reporting period.  In addition to the data required by the DID, the report shall include the number of operating hours on the vehicle at the time of fault.  The report shall also contain the warranty implementation date by vehicle serial number, shipping destination, and DODAAC.

C.18        DATA REQUIREMENTS

C.18.1    You shall prepare each data submittal as described in the Data Item Descriptions (DID) and the Contract Data Requirements List (CDRL) .

C.18.2     Data Items will be submitted in English in one of the following forms in order of Government preference:

C.18.3     Contractor sends via e-mail in a TACOM compatible format.

C.18.4       Contractor mails Disks or CD-ROM in a TACOM compatible format.

C.18.5     Contractor submits using any other mutually accepted media.

C.18.6     When the Contractor is delivering data using paper as the medium, the contractor will deliver the quantities of data listed on the CDRL in Section J.  When the contractor uses electronic media, only one copy will be delivered to each address on the CDRL.

C.19        PACKAGING REQUIREMENTS

C.19.1     The contractor shall obtain from OEM sources or shall develop, as required, packaging data for all TACOM managed “P” coded items not already provisioned, packaged and available in the DoD supply system. The contractor assumes responsibility to ensure that all such items of supply are available packaged using best commercial practices and standards, taking into consideration means of transport and destination. As required as a result of design change, ECP, ECN or other configuration management change processes, the contractor shall\-also assess changes to engineering and logistics data for impact on packaging data. The contractor shall also provide packaging impact statements with Engineering Changes Packages for each such change.

C.19.2     Major Component Assemblies. The contractor will provide for Re-Usable Metal Containers packaging dressed assemblies of the engine and transmission used on the Buffalo and will provision for an NSN covering these “assemblies with containers.” The Government will assist the contractor in locating available steel containers for\~as contractor packaging modification to accommodate these major component assemblies.  All such packaging will be marked with system name, “Buffalo”, item name, part number and NSN assigned.

C.19.3     Packaging /Logistics Data Entry. The contractor shall develop, maintain and update packaging data IAW DI-ALSS-81529, Attachment A, (LMI Packaging Data Products), Attachment B, (LMI Packaging Data Transaction Format) and CDRL A020. LMI data is required IAW MIL-PRF-49506 and will be provided for the entry of information to the computer data base known as the TACOM packaging Data File. The TACOM approved Packaging Data Entry shall be electronically IAW CDRL A020 in an ASCII delimited text format using commas as delimiters. Quotation marks may be used as text qualifiers, but are not required.

C.19.4     Special Packaging Instructions (SPI) for each TACOM managed item.  The TACOM managed items are expected to be mainly, but not exclusively, comprised of reparable items such as component assemblies. Packaging processes and materials shall be described for cleaning, drying, preserving, unit, intermediate (as applicable), and exterior packaging, marking and unitization for storage-shipment and preservation of such assemblies. Figures and narrative data shall be developed to describe the fit, form and function of packaging in sufficient detail for production.

*** END OF NARRATIVE C 001 ***

PACKAGING AND MARKING

SECTION D

PACKAGING AND MARKING.

D.3          Preservation and Packaging.

D.3.1       The Buffalo shall be processed to Level B protection, as defined in MIL-STD-3003, in accordance with the Equipment Preservation Data Sheet which shall have been developed by the Contractor and submitted to and approved by TACOM prior to shipping, and prior to “shipping in place”. The Buffalo shall be processed for drive-on-drive-off shipment and temporary outside storage, and shall provide protection for periods not to exceed 90 days during which no exercising or maintenance of the vehicle is conducted.  All self-propelled vehicles and mechanical equipment containing internal combustion engines or wet batteries are subject to requirements of Code of Federal Regulation Title 49, for truck and rail transport, International Maritime Dangerous Goods Code, for vessel transport, and AFJMAN 24-204 for military air.  All components removed from the vehicle for reduction of cube, any accessories, basic issue items, and manuals shall be preserved, packaged, packed in accordance with processing requirements of MIL-STD-3003 and marked in accordance with MIL-STD-129P.

D.3.2       All software/technical data required to be delivered under this contract and all spare and repair parts, tools and supplies, and support parts being delivered under this contract shall be packaged in accordance with standard commercial practices to deter theft and assure safe arrival at destination without damage to contents.

D.3.3       Heat Treatment of Wood Packaging Materials

All Non-manufactured Wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes.  Boxes/pallets and any wood used as inner packaging made of Non-Manufactured Wood shall be heat-treated.  The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee.  The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment. Foreign manufacturers shall have the heat treatment of Non-manufactured wood products verified in accordance with their National Plant Protection Organization’s compliance program.

D.4          Marking.

D.4.1       The Buffalo, processed in accordance with paragraph D.3.1 above, shall be marked in accordance with the approved Equipment Preservation Data Sheets and MIL-STD-129.

D.4.2       Software/technical data shall be marked with the name and address of the consignor, consignee and contract number.

D.4.3      All spare and repair parts, tools and supplies, and support parts being delivered under this contract shall be identified to ensure the correct application. The Logistics Support Package shall be identified as to contents and the container(s) identified as “LOGISTICS SUPPORT PACKAGE EMD-WD”,  Items being delivered as a System Support Package shall be similarly identified as to contents and the container(s) identified as “SYSTEM SUPPORT PACKAGE EMD-WD”.

D.4.4       Marking of Wood Packaging Materials.

Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard.  The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet.

*** END OF NARRATIVE D 001 ***

INSPECTION AND ACCEPTANCE

E.1          Welding and Non Destructive Testing\~of Armor and Structural Steel and Aluminum

E.1.1        Ferrous armor and structural steel\~with a yield strength, greater than 80 KSI shall be welded IAW the provisions contained in AWS Dl.1 (Current revision) or the TACOM Ground Combat Vehicle Welding Code (See http://contracting.tacom.army.mil/engr/engineeringguidance.htm). Aluminum welding processes shall be per AWS D.1.2.  All weld procedures shall be qualified to the provisions contained in AWS Dl.l/D.1.2 and documented in the PQR format. As the filler metal for armor will typically not meet base material properties, the acceptance criteria for\~tensile testing of the qualification weldment shall be coordinated with the designated government representative.

E.1.2        The welding of steel less than 80 KSI yield strength shall be done to any AWS welding standard appropriate for the thickness and welding process selected. Documented welding procedures shall be available and qualified to the AWS standard selected for use.

E.1.3       All welders shall be qualified to the appropriate welding standard prior to any production welding. Qualification records shall be complete and meet all the requirements of the applicable weld code.

E.1.4        All welds shall be subject to visual inspection to the applicable weld code. This inspection shall be performed by a CWI. The preferred armor weldment joint design is a lap joint. Lap joint weldments require visual inspection only.  Full penetration welds in all ballistically vulnerable areas shall be subjected to ultrasonic or radiographic inspection. This inspection can be reduced to sampling once the welding process has been found to be in statistical control. The sampling plan shall be approved by the procuring activity. The inspection procedure and test results for each type of weld requiring ultrasonic or radiographic inspection shall be documented. The acceptance criteria for ultrasonic inspection is contained in Table 6.3 of AWS Dl.1. Only Class A and B discontinuities shall be evaluated. Acceptance criteria for radiographic inspection are contained in the TACOM Weld Code. All non destructive testing personnel involved in final weldment disposition shall be qualified to SNT-TC-1A, level 2 or equivalent. Fillet welds in ballistically vulnerable areas subject to shear failure shall also be non-destructively tested. Magnetic particle inspection with prods (DC) is acceptable for fillet welds only. Arc burns from improper prod contact shall be removed. The use of magnetic particle yoke inspection is not acceptable for ballistic weldments due to its limitation to predominately surface defects. The inspection and acceptance criteria for partial penetration welds are specific to the individual vehicle design. The contractor shall propose a control plan applicable to partial penetration welds which will be approved by the designated government representative.

E.2          CARC Paint-Pretreatment Requirements for Ferrous Armor, Steel and Aluminum Surfaces

E.2.1        All ferrous armor plate (and structural steel equal to or greater than 0.187 inches thick that is in a hot rolled or rusty surface condition) shall be abrasive blasted to a 1.0 mil minimum surface profile prior to painting. The epoxy primer shall be applied within 4 hours of blasting. This period can be extended to 8 hr. provided the blasted material is protected in a low humidity environment and there is no visual surface oxidation. Material that no longer has the appearance of white metal after blasting shall receive a pretreatment prior to primer application.

E.2.2        Ferrous metals less than 0.187 thickness and galvanized surfaces shall be cleaned and pretreated with a Type 1, microcrystalline zinc phosphate system per TT-C-490E. Ferrous armor can be zinc phosphated but in no case can this material be acid pickled prior to processing. Armor that has been severely cold formed/bent shall riot be zinc phosphated. Hot rolled or rusty structural steel can be cleaned with mild acid cleaners such as citric or phosphoric rather than abrasive blasted prior to processing. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT-C-490E. Corrosion resistance tests on steel substrates will be conducted on a monthly basis (two test coupons) when, solvent-borne primers are used and bi-monthly (two test coupons) when electrocoat primers are used. This test frequency shall begin once the process has been found to be in statistical control.

E.2.2.1     All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490E shall be available for review at the applicator’s facility. The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment/painting that the procedure is available for review and approval. Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification. Testing for qualification will be conducted at a government approved test laboratory. A list of TACOM approved facilities is available at http://contracting.tacom.army.mil/engr/engineeringguidance.htm. These facilities are capable of meeting the performance requirements.

E.2.2.1    Note: Zinc phosphate systems for galvanized surfaces require different controls than those for steel. Hot dipped galvanized surfaces are highly prone to chlorine/chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. Test coupons for salt spray/ACT shall have a maximum primer dry film thickness of 1.5 mils. The test coupons must duplicate the production painting process as closely as possible.  If production is force cured, test coupons shall be cured in an identical manner.

E.2.3       Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.

E.2.4        Aluminum substrates require a chromate conversion coating per MIL-C-5541E (or alternate, see note below),  If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity . After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test (ASTM D3359, minimum tape adhesion rating of 45 oz. per inch of width). The test pattern shall be 4 lines x 4 lines scribed to the metallic layer at 2mm intervals (approximate) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable.

E.2.4.1     Note: The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700.  Documented process controls shall be established which comply with the manufacturer’s technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.

E.2.5        The use of TT-C-490E Type III: Vinyl Wash Primer (DOD-P-15328) is prohibited due to its hexavalent chromium content and high VOC level.  Bonderite 7400 (Henkel) can meet the performance requirements of TT-C-490 E, Type 1 and can be used as a wash primer replacement. The application and control process shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer’s technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.

E.2.6       Acceptance of production painted parts is contingent upon the painted surface meeting the dry film thickness and cross hatch adhesion requirements. When a surface has been abrasive blasted, the dry film thickness requirement of the primer applies over the top of the surface profile. The use of multiple head cutters for acceptance testing is prohibited. The spacing of cuts for the cross hatch adhesion test (4 x 4 cuts) shall be 3.0 to 3.5 mm to compensate for variations in total paint film thickness. The CARC painted surface shall be free of any blisters, pores or coverage voids.

[End of Clause]

*** END OF NARRATIVE E 001 ***

DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
1	52.242-15	STOP-WORK ORDER	AUG/1989
2	52.247-59	F.O.B. ORIGIN—CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
1001AA	P166M0052T	AA	1	21	62035000061C1C09P53202825FB	S20113	6ZCBBF	W56HZV	$139,594.10
	53202881128
	A16P5128911C

1002AA	P166M0042T	AB	2	21	62035000061C1C09P53202831E1	S20113	6ZCBBF	W56HZV	$3,768,739.54
	53202881128
	A16P5128911C

1002AB	P166M0022T	AB	2	21	62035000061C1C09P53202831E1	S20113	6ZCBBF	W56HZV	$3,821,857.15
	53202881128
	A16P51281C2T

1003AA	P166M0032T	AA	2	21	62035000061C1C09P53202825FB	S20113	6ZCBBF	W56HZV	$2,247,962.28
	53202881128
	A16P51281C2T

1004AA	P166M0012T	AA	2	21	62035000061C1C09P53202825FB	S20113	6ZCBBF	W56HZV	$448,774.06
	53202881128
	A16P51281C2T

								TOTAL	$10,426,927.13

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	21	62035000061C1C09P53202825FB	S20113	W56HZV	$2,836,330.44
Army	AB	21	62035000061C1C09P53202831E1	S20113	W56HZV	$7,590.596.69

					TOTAL	$10,426,927.13

SPECIAL CONTRACT REQUIREMENTS

H.1 Option for additional vehicles

H.1.1       The Government has the unilateral right to order up to 22 additional vehicles, at any time prior to 1 October 2006. The option may be exercised in any increment, and in multiple orders. The total option shall not exceed 22 vehicles.

H.1.2       Delivery schedule of an option vehicles: To support continuity of production, whenever possible the option delivery dates shall be set at the end of the on-going production schedule, and at the same monthly rate. However, if that is not possible due to inadequate production lead-time for the option vehicles, the parties shall negotiate a mutually agreeable delivery schedule.

H.1.3       Configuration: The configuration of each option vehicle shall be the same as the latest and most improved vehicles previously ordered.

H.1.4       Option price: The price to the Government for each option vehicle shall be $849,301.59.

H.1.5       Payment for any option vehicles shall be due upon Government acceptance of the finished items.

H.1.6       Options currently exercised: none.

H.2          Options for Training

H.2.1       CONUS Operator Training: In accordance with section C.10.3.1, the Government shall have the option to order up to one (1) class of operator training at a cost of $13,702.00 per class.

H.2.2       CONUS Field Training: In accordance with section C.10.3.1, the Government shall have the option to order up to one (1) class of field training at a cost of $27,404.00 per class.

H.2.3       Iraq Operator Training: In accordance with section C.10.3.2, the Government shall have the option to order up to four (4) class of operator training at a cost of $37,375.00 per class.

H.2.4       Iraq Field Training: In accordance with section C.10.3.2, the Government shall have the option to order up to four (4) class of field training at a cost of $74,750.00 per class.

H.2.5       Afghanistan Operator Training: In accordance with section C.10.3.2, the Government shall have the option to order up to two (2) classes of operator training at a cost of $37,375.00 per class.

H.2.6       Afghanistan Field Training: In accordance with section C.10.3.2, the Government shall have the option to order up to two (2)

classes of field training at a cost of $74,750.00 per class.

*** END OF NARRATIVE H 001 ***

CONTRACT CLAUSES

	Requlatorv Cite	Title	Date
1	52.219-16	LIQUIDATED DAMAGES—SUBCONTRACT1NG PLAN	JAN/1999
2	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997
3	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)	APR/2003
4	52.232-29	TERMS FOR FINANCING OF PURCHASES OF COMMERCIAL ITEMS	FEB/2002
5	52.232-30	INSTALLMENT PAYMENTS FOR COMMERCIAL ITEMS	OCT/1995
6	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	OCT/2003
7	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
8	52.242-10	F.O.B. ORIGIN—GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE	APR/1984
9	52.246-2	INSPECTION OF SUPPLIES—FIXED PRICE	AUG/1996
10	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS	APR/1984
11	52.247-29	F.O.B. ORIGIN	JUN/1988
12	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
13	52.248-1	VALUE ENGINEERING	FEB/2000
14	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998
15	252.225-7013	DUTY-FREE ENTRY	JAN/2005
16	252.227-7020	RIGHTS IN SPECIAL WORKS	JUN/1995
17	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991

18	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS	JAN/2006

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer shall check as appropriate.]

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jul 1995), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).

☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

(4)

☐ (i) 52.219-5, Very Small Business Set-Aside (June 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

☐ (ii) Alternate I (Mar 1999) of 52.219-5.

☐ (iii) Alternate II (June 2003) of 52.219-5.

(5)

☐ (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-6.

☐ (iii) Alternate II (Mar 2004) of 52.219-6.

(6)

☐ (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

☐ (ii) Alternate I (Oct 1995) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d) (2) and (3)).

(8)

☒ (i) 52.219-9, Small Business Subcontracting Plan (Jul 2005) (15 U.S.C. 637 (d)(4)).

☐ (ii) Alternate I (Oct 2001) of 52.219-9.

☐ (iii) Alternate II (Oct 2001) of 52.219-9.

☐ (9) 52..219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14)).

(10)

☐ (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Sep 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐ (ii) Alternate I (June 2003) of 52.219-23.

☒ (11) 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (Oct 1999)(Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (12) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐ (13) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004).

☒ (14) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☒ (15) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (June 2004) (E.O. 13126).

☒ (16) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒ (17) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

☒ (18) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (19) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

☒ (20) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212).

☒ (21) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).

(22)

☐ (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c) (3) (A) (ii)).

☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962(i) (2) (C)).

☐ (23) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. l0a-l0d).

(24)

☐ (i) 52.225-3, Buy American Act—Free Trade Agreements — Israeli Trade Act (Jan 2006) (41 U.S.C. l0a-l0d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286).

☐ (ii) Alternate I (Jan 2004) of 52.225-3.

☐ (iii) Alternate II (Jan 2004) of 52.225-3.

☐ (25) 52.225-5, Trade Agreements (Jan 2006)(19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☐ (26) 52.225-13, Restrictions on Certain Foreign Purchases (Mar 2005) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (27) 52.225-15, Sanctioned European Union Country End Products (Feb 2000)(E.O. 12849).

☐ (28) 52.225-16, Sanctioned European Union Country Services (Feb 2000)(E.O. 12849).

☐ (29) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐ (30) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☒ (31) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (Oct. 2003)(31 U.S.C. 3332).

☐ (32) 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration (May 1999)(31 U.S.C. 3332)

☐ (33) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).

☐ (34) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

(35)

☐ (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003)(46 U.S.C. 1241 and 10 U.S.C.2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

☐ (1) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005)(41 U.S.C. 351, et seq.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989)(29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002)(29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989)(41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (May 2004)(15 U.S.C. 637(d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001)(38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)(29 U.S.C. 793).

(v) 52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.G. 13201).

(vi) 52.222-41, Service Contract Act of 1965, as Amended (Jul 2005), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(vii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Apr 2003)(46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2} While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[End of Clause]

19	52.216-23	EXECUTION AND COMMENCEMENT OF WORK	APR/1984

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 02 February 2006. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

[End of Clause]

20	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a)      In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $10,000,000.00 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $22,000,000.00 dollars.

(End of clause)

21	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	DEC/2005

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒ 52.203-3  Gratuities (APR 1984) (10 U.S.C. 2207)

(b)    The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☒ 252.205-7000  Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

☒ 252.219-7003  Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

☐ 252.219-7004  Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

☐ 252.225-7001 Buy American Act and Balance of Payments Program (JUN 2005) (41 U.S.C. l0a-l0d, E.O. 10582).

☒ 252.225-7012 Preference for Certain Domestic Commodities (JUN 2004) (10 U.S.C. 2533a).

☐ 252.225-7014 Preference for Domestic Specialty Metals (JUN 2005) (10 U.S.C. 2533a).

☒ 252.225-7015 Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

☒ 252.225-7016  Restriction on Acquisition of Ball and Roller Bearings (JUN 2005) ( ☐ Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

☒ 252.225-7021  Trade Agreements (DEC 2005) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

☐ 252.225-7027  Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

☐ 252.225-7028  Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

☐ 252.225-7036  Buy American Act—Free Trade Agreements—Balance of Payments Program (JUN 2005) ( ☐ Alternate I) (JAN 2005) (41 U.S.C. l0a-l0d and 19 U.S.C. 3301 note).

☐ 252.225-7038  Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a)(3)).

☒ 252.226-7001  Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

☒ 252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

☒ 252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒ 252.232-7003 Electronic Submission of Payment Requests (JAN 2004) (10 U.S.C. 2227).

☒ 252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L. 108-375).

☒ 252.243-7002 Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

☒ 252.247-7023  Transportation of Supplies by Sea (MAY 2002) ( ☐ Alternate I) (MAR 2000) ( ☐ Alternate II) (MAR 2000) ( ☐ Alternate III) (MAY 2002) (10 U.S.C. 2631).

☐ 252.247-7024  Notification of Transportation of Supplies by Sea (MAR 2000) (10 D.S.C. 2631).

(c)     In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

☒ 252.225-7014 Preference for Domestic Specialty Metals, Alternate I (APR 2003) (10 U.S.C. 2533a).

☒ 252.237-7019 Training for Contractor Personnel Interacting with Detainees (SEP 2005) (Section 1092 of Pub. L. 108-3.75).

252.247-7023 Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

[End of Clause]

22	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a) A Firm Fixed Price contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract action is as follows:

Target Date for Definitization:	31 March 2006

Submission of Proposal:	03 March 2006

Beginning of Negotiations:	13 March 2006

Submission of Cost and Pricing Information:	28 February 2006

Completion of Negotiations:	31 March 2006

(c)     If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by-

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)    The definitive contract resulting from this undefinitized contract action will include a negotiated Firm Fixed price in no event to exceed $22,000,000.00 for the basic quantities.

[End of Clause]

23	52.211-4053 (TACOM)	REQUIRED TAILORING LANGUAGE TO ELIMINATE CLASS I OZONE-DEPLETING SUBSTANCES	MAR/2000

(a)     The purchase description or Technical Data Package (TDP) for this purchase order incorporates one or more specifications or standards that, in their unmodified form, either authorize or require the use of Class I Ozone-Depleting Substances (CIODS).  For purposes of your performance on this purchase order, those specifications (which are identified in paragraph (b) of this clause) are modified by special tailoring language which appears in the TACOM Acquisition Center’s web-site.  Directions for reaching our web-site and locating the required tailoring language appear in paragraph (c) of this clause.

(b)    Tailoring language to eliminate the authorization or requirement to use Class I Ozone-Depleting Substances (CIODS) is hereby incorporated into this contract by reference.  Packaging Specifications MIL-L-61002 and MIL-STD-129, where they apply, are affected by this tailoring language.

(c) The CIODS listing that contains the required tailoring language is on the TACOM Acquisition Center web-site, which you can reach by using this URL: http://contracting.tacom.army.mil/acqinfo/ciods.html

[End of Clause]

24	52.217-4001	SEPARATELY PRICED OPTION FOR INCREASED QUANTITY	APR/1997
(TACOM)

(a)     The Government hereby reserves the right to increase the quantity of the contract item up to an additional quantity of 22 units.  The unit price for such option quantity shall be as set forth in CLIN 2001AA, 2002AA, 2003AA, 2003AB, 2003AC, 2004AA, 2004AB and 2004AC.  This option may be exercised by the Government at any time, but in any event not later than 6 months after contract award date.  In addition, such option may be exercised in increments, subject to the stated total additional quantity limitations, price(s), and the above-stated time for exercise of the option.

(b)    Delivery of the items added by the exercise of this option shall continue immediately after, and at the same rate as, delivery of like items called for under this contract, unless the parties hereto otherwise agree.

(c)     Additionally, prior to the expiration of the original option period identified in paragraph (a) above, the Government may seek a bilateral extension of the option period for an additional period not to exceed 90 days from the expiration date of the original option period.

[End of Clause]

25	52.242-4022	DELIVERY SCHEDULE	MAY/2000
(TACOM)

(a) The following delivery schedule applies to this procurement:

(1) See the Government’s proposed schedule in Section B.  Start deliveries 10 days after the date of award.  Continue delivering every thirty (30) days, if necessary, until all items are delivered.

(2) You can accelerate delivery: At no additional cost to the Government.

(3) Delivery is defined as follows:

(i)  FOB Origin - Contractor is required to deliver its shipment as provided in FAR 52.247-29(a)(l)-(4) by the time specified in the individual order.

(ii)  FOB Destination - Contractor is required to deliver its shipment as provided in FAR 52.247-34(a)(1)-(2) by the time specified in the individual order.  The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the order; to ensure that the item reaches its destination by the time reflected in the order.

26	52.204-7	CENTRAL CONTRACTOR REGISTRATION	OCT/2003

(a) Definitions. As used in this clause—

“Central Contractor Registration (CCR) database” means the primary Government repository for contractor information required for the conduct of business with the Government.

“Commercial and Government Entity (CAGE) code” means-

(1) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or

(2) A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file. This type of code is known as an “NCAGE code.”

“Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.

“Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.

“Registered in the CCR database” means that-

(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;

(2) The Contractor’s CAGE code is in the CCR database; and

(3) The Government has validated all mandatory data fields and has marked the records “Active.”

(b)

(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation “DUNS” or “DUNS+4” followed by the DUNS or DUNS+4 number that identifies the offerors name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1) An offeror may obtain a DUNS number–

(i) If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com/; or

(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.

(2) The offeror should be prepared to provide the following information:

(i) Company legal business name.

(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.

(iii) Company physical street address, city, state and Zip Code.

(iv) Company mailing address, city, state and Zip Code (if separate from physical).

(v) Company telephone number.

(vi) Date the company was started.

(vii) Number of employees at your location.

(viii) Chief executive officer/key manager.

(ix) Line of business (industry).

(x) Company Headquarters name and address (reporting relationship within your entity).

(d)    If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e)     Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f)       The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Governments reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(1)

(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business days written notification of its intention to:

(A) Change the name in the CCR database;

(B) Comply with the requirements of Subpart 42.12 of the FAR;

(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (g)(1)(i) of this clause, or fails to perform the agreement at paragraph (g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractors CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(g) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov/ or by calling 1-888-227-2423, or 269-961-5757.

27	52.211-16	VARIATION IN QUANTITY	APR/1984

(a)     A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b) The permissible variation shall be limited to:

ZERO percent increase; and

ZERO percent decrease.

This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

[End of Clause]

28	52.212-4	CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS	SEP/2005

(a)     Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights —

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)    Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the

Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of-the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(1) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to  limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)  (i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer.The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

[End of Clause]

29	52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES	DEC/2004

(a) Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)    Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs.  Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of thier payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB} either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c)     The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)    In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)     The requirement to post the employee notice in paragraph (b) does not apply to--

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)       The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of
Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of
29 CFR 470.3 (c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

[End of clause]

30	252.211-7003	ITEM IDENTIFICATION AND VALUATION (Alternate I dated April 2005)	JUN/2005

NOTE: Paragraph (a) comes after paragraphs (b) through (d) below. It was placed there because it’s content is inconsequentical as none of the definitions contained therein are used in this Alternate I version of this DFARS clause.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c)       For each item delivered under a contract line, subline, or exhibit line item under paragraph (b) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report the Governments unit acquisition cost.

(d)      The Contractor shall submit the information required by paragraph (c) of this clause in accordance with the data submission procedures at <http://www.acq.osd.mil/dpap/UID/Datasubmission.htm>.

(a) Definitions. As used in this clause—

“Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

“Concatenated unique item identifier” means—

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

“Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at <http://www.acg.osd.mil/dpap/UID/equivalents.html>.

“DoD unique item identification” means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

“Enterprise” means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

“Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency. “Governments unit acquisition cost” means—

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the

Government at the time of delivery.

“Issuing agency” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreets Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC) /EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code.

“Issuing agency code” means a code that designates the registration (or controlling) authority for the enterprise identifier.

“Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

“Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

“Machine-readable” means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

“Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

“Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

“Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

“Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

“Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

“Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

“Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous.

“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at <http://www.acq.osd.mil/dpap/UID/uid types.html>.

31	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003

(a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.

(b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b)(1) of the clause at 252.232-7003} fulfills the requirement for a material inspection and receiving report (DD Form 250).

(End of clause)

32	52.204-4005 (TACOM)	REQUIRED USE OF ELECTRONIC CONTRACTING	JUN/2004

(a)  All contract awards, modifications and delivery orders issued by TACOM will be issued electronically.  The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI).  Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b)  In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the

Department of Defense (DOD) Central Contractor Registration (CCR).  The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr.gov/.  (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c)     Worldwide Web Distribution.  The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail.  If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awards_official.htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm

Red River Army Depot: http://www.redriver.army.mil/contracting/Awards

Anniston Army Depot: http://www.anadprocnet.army.mil

(d)    Electronic Data Interchange.  If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET).  Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1)  You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN).  The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2)  You must select a VAN from the official DoD approved list.  DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm.  If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list.  You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e)     Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically.  Acceptable formats include:

(1) Microsoft* 2002 Office Products (TACOM can currently read Office 2002* and lower.): Word, Excel, Powerpoint, or Access

(2) 100 or 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, or 650 MEGABYTE CD ROM

(3) E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).

(4) Other electronic formats.  Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format’s acceptability.  This e-mail must be received by the buyer not later than ten calendar days before the required data submission date.

NOTE:  The above formats may be submitted in compressed form using self-extracting files.

(f)       Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059.

[End of Clause]

33	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	MAR/2005

(a)   All references in the contract to the submission of written documentation shall mean electronic submission.  All electronic submissions shall be in the formats and media described in the website: http://contracting.tacom.army.mil/ebidnotice.htm

(b)    This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c)     In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address.  The Contractor shall designate the personnel with signature authority who can contractually bind the contractor.  All binding contractor communication shall be sent from this contractor e-mail address(es).

(d)    Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e)  Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

34	52.211-4016	CARC PAINT-PRETREATMENT REQUIREMENTS FOR FERROUS, GALVANIZED AND ALUMINUM SURFACES	DEC/2004

(a)     Ferrous and galvanized surfaces shall be cleaned and pretreated with a Type 1, microcrystalline zinc phosphate system per TT-C-490E. Alternate pretreatment systems for ferrous substances must meet the performance tests specified in paragraphs 3.5.7, 3.5.8, 4.2.7, and 4.2.8 of TT-C-490E. Corrosion resistance tests on steel substrates will be conducted on a monthly basis (two test coupons) when solvent-borne primers are used and bi-monthly (two test coupons) when electrocoat primers are used. This test frequency shall begin once the process has been found to be in statistical control.

Unless otherwise specified, MIL-P-53022 and -53030 primers on steel substrates shall be salt spray tested for 336 hours (ASTM B117). All electrocoat primers on steel substrates shall be tested for 1000 hours. Test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, between 24 and 168 hours after removal from the neutral salt spray cabinet for coupon evaluation. All TT-C-490E (Type I) zinc phosphate pretreatment systems must be documented and approved by the procuring activity prior to use. The procedure containing all the elements specified in paragraph 3.2 of TT-C-490E shall be available for review at the applicator’s facility. The prime contractor shall notify the procuring activity no less than 45 days prior to start of pretreatment/painting that the procedure is available for review and approval. Qualification will consist of verification that the process with its controls can meet the performance requirements in the specification. A list of TACOM approved facilities is available at HTTP://contracting.tacom.army.mil/engr/eng.htm. These facilities are capable of meeting the performance requirements.

Requalification of the process shall be required if the process is changed outside the limits defined in the TACOM letter of system approval provided to the application facility.

Note: Zinc phosphate systems for galvanized surfaces require different controls than those for steel. Hot dipped galvanized surfaces are highly prone to chlorine/chloride contamination from the galvanizing flux process. This contaminant must be removed prior to pretreatment for the coating system to pass these performance tests. Test coupons for salt spray/ACT shall have a maximum primer dry film thickness of 1.5 mils. The test coupons must duplicate the production painting process as closely as possible. If production is force cured, test coupons shall be cured in an identical manner.

(b)    Qualification and control of pretreatment systems for galvanized substrates shall be performed using Accelerated Corrosion Test protocol contained in GM 9540P rather than salt spray. Test coupons with pretreatment and primer only shall be cured for seven days, and then scribed through the primer to the substrate. After 40 cycles of test exposure, the test coupons shall be scraped at a 30 degree contact angle (approximate), with a one inch (approximate) metal blade such as a putty knife, both parallel and perpendicular to the scribe after removal from the test chamber for coupon evaluation. There shall be no more than 3 mm of corrosion, blistering, or loss of paint adhesion from the scribe line and no more than 5 blisters in the field with none greater than 1 mm diameter. This test shall be performed at three month intervals (two test coupons) to ensure that the process remains in control.

(c)     Aluminum substrates require a chromate conversion coating per MIL-C-5541E (or alternate, see note below). If any other alternate pretreatment is considered, it must pass 120 cycles of GM9540P with a design of experiments test matrix approved by the procuring activity. After completion of the cyclic salt environment exposure, the panels shall be scraped as described above, and shall have no more than 0.5 mm paint loss (creep-back) from the scribe. In addition, there shall be no more than 5 blisters in the field with none larger than 1mm diameter. After completion of the 120 cycle corrosion resistance test evaluation, each test panel will be subjected to cross hatch tape test (ASTM D3359, minimum tape adhesion rating of 45 oz. per inch of width). The test pattern shall be 4 lines x 4 lines scribed to the metallic layer at 2mm intervals (approximate) and shall be done no closer than 12 mm from any panel edge or the scribe. The removal of two or more complete squares of primer shall constitute failure. Any alternate system must demonstrate its ability to pass both corrosion and adhesion tests on 5 consecutive days of production to be considered acceptable.

Note: The only alternative products which have demonstrated their ability to meet these requirements for 5000 and 6000 series aluminum alloys are Alodine 5200 and Alodine 5700. Documented process controls shall be established which comply with the manufacturer’s technical bulletin. Spray-to-waste systems will require fewer process controls than an immersion process.

(d)    The use of TT-C-490E Type III: Vinyl Wash Primer (DOD-P-15328) is prohibited due to its hexavalent chromium content and high VOC level. Bonderite 7400 is an approved, environmentally friendly alternative for wash primer. The application and control process shall be documented. This product is subject to the same salt spray requirements as a zinc phosphated product. The number of process controls for this product is dependent upon its method of application. The specific controls shall be in agreement with the product manufacturer’s technical bulletin to provide the level of performance required for zinc phosphated substrates. Spray-to-waste applications will require fewer process controls than an immersion process.

(e)  Acceptance of production painted parts is contingent upon the painted surface meeting the dry film thickness and cross hatch adhesion requirements. The use of multiple head cutters for acceptance testing is prohibited. The CARC painted surface shall be free of any blisters, pores or coverage voids.

[End of Clause]

35	52.211-4019 (TACOM)	SOURCES OF SUPPLY FOR TIRES ON TACTICAL WHEELED VEHICLES - ALTERNATE I	APR/2000

(a) Definition.

Qualified Tire Part Numbers:  means any tire part number that you, as the vehicle manufacturer, have qualified for possible inclusion on the vehicle at the time of government final acceptance of the vehicle.

(b)  Except as provided in (c) below, you must identify and list on the following lines, a minimum of three qualified tire part numbers, their corresponding manufacturer and National Stock Number (if an NSN is available), to provide alternate sources of supply for future spare tire procurements for the vehicles deliverable under this contract.  By identifying tires on the lines below, you represent that (1) such tires comply with all applicable requirements in the vehicle specification; and (2) when such tires are applied at any wheel position, they shall not cause any adverse vehicle handling effects, when combined with the other approved manufacturers’ tires listed below. List on the first line the tire you expect to have on the vehicle at time of government final acceptance.

MANUFACTURER	MFG PN	NSN	OPL Number
1.

2.

3.

4.

5.

(c)     In the event you cannot provide at least three (3) qualified sources of supply for tires, you must give reasons to the Procuring Contracting Officer (PCO) prior to contract award to explain why only two (2), or only one (1) source is available.  Your rationale, as a minimum, shall include your methodology for qualifying/disqualifying alternate sources of supply for tires.  Also, your rationale shall provide data to support any restrictions on mixing tires (e.g. a restriction that requires a single brand of tire to be used for all positions on a given axle).

(d)    Indicate which of the above tires if any, are on one of the following Cooperative Approved Tire List (CATL) or Federal Specification Qualified Products Lists (QPL):

CATL 1922	Tires, Pneumatic, Vehicular (Highway)
QPL-ZZ-T-410	Tires, Pneumatic, Industrial
CATL 1923	Tires, Pneumatic, Low Speed, Off Highway
QPL-ZZ-T-1619	Tires, Pneumatic, Agricultural

If applicable, list, in the space above, the CATL or QPL number and the NSN for each tire.  In the event one or more tires selected above does not have an assigned NSN, provide reasons to the PCO prior to contract award for the non-NSN tire selection over other NSN-assigned tires.

(e)  After contract award, you must perform Component Qualification Testing on the tires listed in (b) above.  Testing will, determine the suitability of tires for use on equipment deliverable under this contract and will demonstrate that mixing different tire tread designs on a single vehicle will not degrade equipment performance below the requirements set forth in the system specification.

(1)   Component Qualification Test.  You shall conduct all necessary qualification testing and selection of test samples under Government surveillance at locations you designate.  The test shall be conducted in accordance with the Government Component Qualification Test Plan (located in the purchase description or specification) and completed within 60 days prior to government acceptance of the first production vehicles offered under this contract.  You shall submit Qualification Test Reports detailing all test results in accordance with Data Item DI-T-1900 and the Contract Data Requirements List (DD Form 1423).

(b)  Component Qualification Test Deficiencies.  Failure of the Qualification Test tires to meet specified requirements as a result of any deficiency during or as a result of such testing shall be cause for rejection.   Failure to meet specified requirements shall be prima facie evidence that all tires which the test sample represents are similarly deficient unless you furnish evidence satisfactory to the Contracting Officer that they are not similarly deficient.  Any failure of a manufacturer’s tires during system testing will require additional component qualification testing to be approved.

(f)  In the event Component Qualification Testing is waived, you shall be responsible for certifying that all tires identified in (b) above are suitable for use on vehicles deliverable under this contract and that mixing of these tires will not degrade vehicle performance in terms of mobility, durability, ride and handling below the contract requirements.

(End of clause)

36	52.211-4030 (TACOM)	SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES	MAR/2001

(a) Application:	MIL-C-46168
MIL-C-53039
MIL-PRF-22750

(b)    End-Item Paint Inspection:  After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion.  Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time.  The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in the Film Thickness Table below.  Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity.  The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked.  The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance.  In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

(1) Directly adjacent to a weld

(2) On or directly adjacent to a machine cut or sheared edge.

(3) On any mechanically formed surface when lubricants/drawing compounds were used.

(4) On paint touch-up areas.

(c)     The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

(d)    Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in the Film Thickness Table below.

*Note:  The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate.  Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness.  The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility.  For purposes of this test, curing at ambient temperature will take from 24 days.

(e)        Test Methods:

(1)                      Film Thickness.  Film thickness shall be verified with a nondestructive film gage.  The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations.  The gage shall be capable of being calibrated.  If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.

(2)                     Scribe Tape Test.  The following test procedure shall be followed.  The test surface shall be sufficiently warm and dry to ensure adhesion of the tape.  All dimensions cited in this Scribe Tape Test description are approximate:

(i)  Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

(ii)  Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines.  The resulting pattern shall contain nine squares.

(iii)  Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

(iv)  Wait 10 seconds, minimum.  Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

(f)   Interpretation of Test Results

NOTE:  These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify coating durability.

(1)  Film Thickness.  All applicable surfaces shall have complete paint coverage.  A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements.  Failure of either test unit shall result in rejection of the production lot that it represents.

FILM THICKNESS TABLE

SPECIFICATION	DRY FILM THICKNESS (Mils)
DOD-P-15328*	0.3 - 0.5
MIL-PRF-23377	1.0 - 1.5
MIL-P-53022	1.0 - 1.5
MIL-PRF-22750	1.3 - 1.7
MIL-P-53030	1.0 - 1.5
MIL-C-46168	1.8 - 3.2
MIL-C-53039	1.8 - 3.2

*May not be allowed per contract due to VOC and hexavalent chromium content.

(2) Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

Notice:  The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish.  Typical causes of failure are:

(i)  Inadequate cleaning of the substrate.

(ii)  Contamination of the surface between coatings.

(iii)  Excessive paint film thickness in a single coating application.

(iv)  Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.

[End of Clause]

37	52.211-4047 (TACOM)	NOTICE TO OFFERORS INTENDING TO OFFER OTHER THAN NEW MATERIAL (NEGOTIATED)	DEC/2004

(a)     We intend to acquire only new material.  Unless this contract otherwise requires virgin material or supplies composed of, or manufactured from, virgin material, the contractor shall provide supplies that are new, as defined in this clause.

(b) Definitions:

(1) ”New” means composed of previously unused components, whether manufactured from virgin material, recovered material in the form of raw material, or materials and by-products generated from, and reused within, an original manufacturing process; provided that the supplies meet contract requirements, including but not limited to, performance, reliability, and life expectancy.

(2) ”Reconditioned” means restored to the original normal operating condition by readjustments and material replacement.

(3) ”Recovered material” means waste materials and by-products that have been recovered or diverted from solid waste including post-consumer material, but such term does not include those materials and by-products generated from, and commonly reused within, an original manufacturing process.

(4) ”Remanufactured” means factory rebuilt to original specifications.

(5) ”Virgin material” means previously unused raw material including previously unused copper, aluminum, lead, zinc, iron, other metal or metal ore, or any undeveloped resource that is, or with new technology will become, a source of raw materials

(6) ”Residual Inventory” means inventory from a transferred or terminated Government or commercial contract.

(c)     Used, reconditioned, remanufactured supplies, unused former Government surplus property, or residual inventory shall not be used unless the contractor has proposed the use of such supplies, and the Contracting Officer has authorized their use.

(d)   Offers to provide other than new material shall be submitted to the Contracting Officer for approval:

(1) Offerors of other than new material must provide sufficient information from which a determination of acceptability can be made. Contractors who intend to offer other than new material are to fill out the Other Than New Material Worksheet at: http://contracting.tacom.army.mil/acqoinfo/OT_NEW_MATERIAL.htm. Form must be completely filled out and is to accompany your offer.

(e)     If the use of used, reconditioned, remanufactured items, unused former Government surplus property, or residual inventory are approved by the Contracting Officer, we may require you to meet specific marking, inspection, and testing requirements beyond those found in this solicitation.  We will negotiate these additional requirements with you before award and put them in any resulting contract.

[End of Provision]

38	52.223-4000 (TACOM)	ENVIRONMENTAL, SAFETY, AND ENERGY STANDARDS AND REGULATIONS	SEP/1978

(a)     The contract price includes Contractor compliance with all federal vehicle emission, fuel economy, safety, and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered under this contract which, as of the time of bid opening in the case of sealed bidding, or as of the time for receipt of Best and Final Offers (BAFOs) in the case of a negotiated solicitation, were in effect or scheduled to become effective during the term of this contract.

(b)    In the event any of these requirements are subsequently changed (i.e., altered, rescinded or postponed) and such changes have not been otherwise provided for prior to the award of this contract, and compliance is mandatory upon the Contractor, and such changes cause an increase or decrease in the cost of, or time required to perform the contract, Contractor compliance with these changes shall be subject to equitable adjustment.

(c)     If any of these requirements are changed as described above, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify the Government in writing and the Procuring Contracting Officer (PCO) shall have the right to decide whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes.  After receipt of this written notice the PCO shall provide timely written advice to the Contractor of the Government’s decision and, if applicable, the effective data of such change(s).  If the PCO’s election constitutes a change which causes an increase or decrease in the cost of, or time required to perform this contract, Contractor compliance therewith shall be subject to equitable adjustment.

* * *

39	52.246-4005 (TACOM)	INSPECTION AND ACCEPTANCE POINTS: ORIGIN	FEB/1995

The Government’s inspection and acceptance of the supplies offered under this order shall take place at ORIGIN.  Offerer must specify below the exact name and address of his facility, or his subcontractor’s facility, where supplies to be furnished under this order will be available for origin inspection

Contractor’s Plant:
(Name and Address)

Subcontractor’s Plant:
(Name and Address)

[End of Clause]

40	52.246-4010	DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENT: IN-THE-CLEAR	MAY/2004

(TACOM)	ADDRESSES

Rail/ Motor SPLC*	MILSTRIP Address Code	Rail Ship To:	Motor Ship To:	Mail To:

206721/	W25G1U	Transportation Officer	Transportation Officer	Transportation Officer
209405		Defense Dist Depot	Defense Dist Depot	Defense Dist Depot
		Susquehanna	Susquehanna	Susquehanna
		New Cumberland, PA	New Cumberland, PA	New Cumberland, PA 17070-5001

NOTE:  All deliveries to New Cumberland MUST be scheduled at least 10 days prior to the delivery date.  The carrier or contractor must call the New Cumberland DDSP customer service number, 800-307-8496 and provide the following information:  contract number, item name, National Stock Number, total weight and cube, and vendor.  All shipments to this MILSTRIP address code (W25G1U) are for mission stock and they will need to know that as well, but if you have instructions from the Contracting Officer to use MILSTRIP address code W25N14 instead, you must inform the appointment-taker that the delivery is for Consolidation and Containerization Point (CCP) stock. Appointments for FOB Origin shipments should be coordinated with DCMA Transportation.

875670/ 875675	W62G2T	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation fficer Dist Depot San Joaquin P 0 Box 96001 Stockton, CA 95296-0130

471995/ 471996	W31G1Z	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Anniston, AL 36201-5021

209741/ 209770	W25G1R	Transportation Officer Letterkenn y Army Depot, Culbertson, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA 17201-4150

661136/ 661157	W45G19	Transportation Officer Red River Army Depot, Defense, TX	Transportation Officer Red River Army Depot, Texarkana, TX	Transportation Officer Red River Army Depot, Texarkana, TX 75507-5000

76453S/ 764535	W67G23	Transportation Officer Tooele Army Depot, Warner, UT	Transportation Officer Tooele Army Depot, Tooele, UT	Transportation Officer Tooele Army Depot, Tooele, UT 84074-5003

*SPLC indicates Standard Point Locator Qode.

NOTE: The following is applicable only when so specified in an individual order or delivery increment:

This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System {DSS) requisitions. Shipment shall be made, as specified, to one or more of:

prior to shipments to any other depots as may be designated.  When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations.

New Cumberland Army Depot

Red River Army Depot

Sharpe Army Depot

[End of Clause]

41	52.246-4026 (TACOM}	LOCAL ADDRESS FOR DD FORM 250	MAR/2005

(a)     The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:

(1)  Our first preference is for you to use electronic mail (e-mail), using the following e-mail address: DD250@tacom.army.mil

If Wide Area Workflow (WAWF) is used, the .pdf format version of the Material Inspection and Receiving Report from WAWF will be submitted.

(2)  Our second preference is for you to use data facsimile (datafax) transmission, using this fax number:  (586) 574-7788 and use “DD250 mailbox” in the “to:” block of your fax cover or header sheet.

In either method, do not mix DD250s from more than one contract in a single transmmission.  That is, you may submit multiple DD250s in a single transmission, but they must all be against the same contract.

(b)    These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

(c)     The DD250 form may be found, in three different formats, on the World Wide Web at http://www.dtic.mil/whs/directives/infomgt/forms/forminfo/forminfopage2126.html

[End of Clause]

42	52.246-4028	INSPECTION POINT: ORIGIN	FEB/1994
(TACOM)

We will inspect the supplies as described elsewhere in this solicitation/contract before acceptance.   Fill-in the location, contractor’s or subcontractor’s plant, where origin inspection will occur.

CONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

SUBCONTRACTOR’S PLANT:
(Name)

	(Address)	(City)	(County)	(State)	(Zip)

[End of Clause]

43	52.246-4032	WARRANTY OF SUPPLIES FOR NON-WEAPON SYSTEMS	OCT/1996
(TACOM)

(a) Definitions

Acceptance: is when we sign the DD Form 250 or SF 1449 for the end item

Acceptance Date: The date shown on the signed DD Form 250 or SF 1449.  If the end items are placed in storage, the acceptance date is shown on the DD Form 1149 and/or DD Form 1348-1.

Supplies: The end item and all parts and accessories you furnish under this contract.

Defect: is any condition or characteristic in the supplies that is not in compliance with the requirements of the contract.

(b) Warranty

(1)  Upon our acceptance of the end item(s), you warrant that the supplies are free from defects in design, material, and workmanship for a period of 12 months from the acceptance date.

(2)                          If a defect occurs during the warranty period that makes the end item(s) unsafe or impossible to operate, you agree to extend the warranty for each affected end item(s) by a period of time equal to the time beginning when we notify you that the end items are deadlined and ending when they have been corrected and made operable.  Additionally, to the extent you or your suppliers provide to commercial customers a greater warranty for the end item(s) or any of its components, you further agree to provide such greater warranty to us.  You also will furnish to TACOM (Attn: AMSTA-IM-MBP) a listing of the specific parts, components, or assemblies which carry a warranty greater than the warranty you are providing us, as well as the specific terms of each greater warranty.  See paragraph (h)(6), below.

(3)                          Any supplies corrected under this contract also will carry the same warranty as if they had just been accepted by us, per paragraph (b)(1) above.

(c)       Notification.

You will be notified in writing, following our discovery of a defect in the supplies.  This will be your official notification of a warranty claim, and will initiate the time constraints for you to correct the defect(s).  Our notification will include identification of the applicable item serial number (s), UIC of the units who own the defective item(s), operating hours on the item(s), part number of the defective part, and the circumstances surrounding the defect.  At this time, you will further be informed whether we have elected (i) to correct the defect(s) ourselves, or (ii) to direct you to correct the defect(s).

(d)      Remedies—New Replacement Supplies and Transportation Cost.

(1)  Government Correction:

(A) If we provide the replacement parts to correct the defects through our own supply channels, you will reimburse us the cost of these replacement parts.  The reimbursement cost will be established based upon the amount in your current commercial dealer net price list or our Army Master Data File (AMDF) price, whichever is less.

(B) If we direct you to provide the replacement parts to correct the defects, you will furnish the replacement parts to us, at the repair location we designate, without cost to us.  You will furnish these replacement parts to us within ten working days after you receive our written notification, except when we otherwise agree in writing on another timeframe.

(2)  Contractor Correction:

When we direct you to correct the supplies, you will furnish all material required to correct the defective supplies, and will make repairs within ten working days after you receive our written notification.  You will provide a copy of your work order to the Government unit(s) that own the defective item(s).  Your work order will identify (i) the specific defect(s) to be corrected, (ii) the corrections that will be performed, (iii) all replacement parts required, (iv) the labor hours required to make the repairs, and (v) the serial numbers of the end items to be repaired.

(e)       Remedies—Labor for Warranty Repairs.•

(1)       Government correction:

When we elect to correct the supplies ourselves, you will reimburse us for the cost of labor involved in the correction, to include the cost of the end item disassembly and reassembly. The cost of the labor involved will be computed at the rate of $48.00 per hour multiplied by the number of labor hours listed for the necessary repairs, as listed in your flat rate time schedule manual or in our Maintenance Allocation Chart (MAC), whichever is less.

(2)       Contractor correction:

(A)  When we direct you to correct the supplies, you will have the option to (i) correct them in the field, or (ii) return them to your designated facility for correction.  When you correct the supplies, the cost of labor involved in the correction will be covered by you.  If you elect to correct defects at your facility, you will arrange all transportation of the supplies to your facility and back to the units that own them, and you will bear the associated costs.

(B)   When we direct you to correct the defect(s), you will notify the warranty claimant (the unit that owns the items needing correction) before initiating the corrective action.  This will be done within five working days of receiving our notice.  Your notification will be oral and will indicate whether you elect to correct the defect(s) in the field (on site) or at your facility. Additionally, this notification will include the name and location of the repair facility, if your facility will be used, and in all cases will indicate the date(s) on which the repair work will be done, and the dealer or individual(s) who will perform the work. Should you fail to accomplish required warranty corrections within ten working days after notification of warranty claim, you agree to extend, at no additional cost to us, the terms of coverage of the warranty on these affected supplies for a time equal to the period beginning with our formal notification of claim until the date the supplies have been corrected.

(f)       Reimbursement Procedure.

You must provide payment by the 15th day of each month for all warranty claims submitted by us for reimbursement which were received by you during the previous month.  The payment shall be by check made payable to the Defense Accounting Office, DAOTACOM, and mailed to the U.S. Army Tank-automotive and Armaments Command, Attn: DFAS-IN/EM-BED, Warren, MI 48397-5000.  The payment shall be accompanied by a statement which identifies, for each claim covered by the payment, the claim number, the Unit Identify Code (UIC) of each claim, the date of each claim, total dollars (broken out between parts and labor), and this contract number.

(g)      Contractor Rights and Remedies

(1) You have the right to inspect any defective supplies, wherever located, within 30 days after notification of a warranty claim for the purpose of evaluating the cause of, or existence of the defect(s).  If we do not receive your instructions within this 30 day period, we will dispose df the defective supplies.  This right, however, does not relieve you of your responsibility to initiate the warranty replacement/repair action when we notify you of a warranty claim.  In the event you determine the defective supplies are clearly non-warrantable (per paragraph (h)(4) of this clause) you will stop ongoing repair action and notify the owning unit.

(2)  In the event that a previously accepted warranty claim action is determined to be invalid, you will be equitably reimbursed.  Our failure to agree to such a reimbursement, or any circumstance where you disagree with our determination, will be considered a dispute, and processed per the disputes coverage in this contract (see paragraph (d) of FAR 52.212-4).

(h)      General Warranty Matters

(1)  If commercially available, you will deliver your current flat rate time schedule manuals and current price lists to us, concerning the supplies you are furnishing under this contract.  Note this contract number on these manuals and price lists.  Use this address:  U.S. Army Tank-Automotive and Armaments Command, Attn: AMSTA-IM-MBP, Warren, MI 48397-5000.

(2)  You shall affix a permanent Warranty Data Plate to each end item covered by this warranty.  The data plate will list the word WARRANTY across the top in bold letters.  It also will list the National Stock Number, your Contractor name and CAGE code, the date the warranty starts by year and month (e.g. 9701), and the date the warranty expires by year and month (e.g. 9807).  The end item data plate shall be approximately 3 inches by 4 inches, and shall be mounted in clear view of the operator as near as possible to the center of the instrument panel.  Background material requirements are that there will be alternating bands of blue and neutral (natural color of the material), placed diagonally at a 45 degree angle to the vertical.  The stripes will be of equal width, with each strip approximately as wide as the lettering characters are tall.

(3)  The rights and remedies provided to us in this clause are in addition to and do not limit any rights afforded to us by any other clause in this contract.

(4)  The warranty set forth in this clause does not apply to any damage or failure to perform caused by misuse or abuse of the vehicle, combat damage, fair wear and tear items (brake shoes, track pads, wiper blades, etc.), or by our failure to perform proper maintenance or service on the supplies.

(5)  You will provide a warranty performance report if required to do so by contract Data Item Description, such as DI-MNTY-81217).

(6)  You will furnish, within 30 days from contract award, a listing of specific parts, components, and assemblies which carry a warranty greater than the warranty period in paragraph (b)(1) above.  A copy of each warranty, along with each supplier’s method of implementation, will also be provided to us, at the mailing address given in paragraph (h)(1) above.

(7)  If we place any end items in storage following acceptance, you agree to extend the warranty terms for each affected item by an additional period of time equal to the number of months the item is kept in storage, or you agree to give us an equitable reduction in the contract price equal to the pro rata cost of the lost portion of the warranty, up to the full cost of the warranty, for each month after acceptance that we keep those end items in storage.

***

44	52 .247-4010 (TACOM)	TRANSPORTATION DATA FOR FOB ORIGIN OFFERS	FEB/1994

(a)  Provide the following information for us to use in selecting the most favorable mode of shipment.  We’ll also use this information in our evaluation of transportation costs.

Offeror represents that:

(1)  Facilities for shipping by rail

☐ are

☐ are not

available at the F.O.B. point(s) stated in this solicitation.

(2)  If rail facilities are not available at the F.O.B. point(s), the name and location of the nearest team track is:

(NAME)	(LOCATION)

(3) Facilities for shipping by water

☐ are

☐ are not

available at the F.O.B. point(s) stated in this solicitation.

(4)  Facilities for shipping by motor

☐ are

☐ are not

available at the F.O.B. point(s) stated in this solicitation.

(5) If there is a Contractor Reimbursable Loading Charge and you didn’t include it in the offered unit price in Section B, please indicate it below, per unit:

RAIL:	/Unit	MOTOR:	/Unit	WATER:	/Unit

CAUTION:    GIVE THE COST OF REIMBURSABLE LOADING CHARGE (NOT ALREADY IN THE OFFERED UNIT PRICE) ON A PER UNIT BASIS.  THE UNIT OF MEASURE IS AS INDICATED ON THE SCHEDULE PAGE, SECTION B, UNDER THE UNIT COLUMN.

(b)    We will consider any charge listed above in the overall transportation evaluation of this solicitation.  Unless you fill-in the above information for loading charges, we will consider all costs associated with loading to be included in the item price offered in Section B.  These costs include:  (i)  loading, (ii)  blocking, (iii)  bracing, (iv)  drayage, (v)  switching, or (vi)  any other service necessary to effect delivery F.O.B. carrier’s equipment you’ve indicated as available and we specify at time of shipment.

(c)     If rail facilities aren’t available at the designated F.O.B. point(s), rail won’t be used unless directed by the Administrative Contracting Officer (ACO).  If the ACO tells you rail facilities will be used, we’ll adjust the contract price by adding the loading charge filled in above for transportation to the nearest rail facility.

(d)    IF YOU DO NOT FILL IN AN ADDITIONAL CHARGE FOR RAIL SHIPMENT ABOVE, YOU AGREE THAT THE CONTRACT PRICE ALREADY INCLUDES ALL CHARGES FOR SUCH SHIPMENTS.  THEREFORE, SHIPMENT BY RAIL WILL NOT COST US ANY MORE.

[End of Provision]

LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST (DD FORM 1423)		021
Exhibit B	DATA ITEM DESCRIPTION(S)		007
Exhibit C	FIELD SUPPORT REPRESENTATIVES FIELDED IN-THEATER		002
Attachment 001	DOA TECHNICAL MANUAL REQUIREMENTS		015
Attachment 002	REPAIR PARTS AND SPECIAL TOOLS LIST REQUIREMENTS		012
Attachment 003	LOGISTICS MANAGEMENT INFORMATION PACKAGING DATA PRODUCTS		003
Attachment 004	INCOMING TRANSACTION FORMAT		002
Attachment 005	BALLISTIC AND FRAGEMENT SPECIFICATIONS		001